    As filed with the Securities and Exchange Commission on March 19, 2004
                                              Securities Act File No. 333-112832
                                       Investment Company Act File No. 811-21515
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM N-2

                            -------------------------

             /X/ Registration Statement under the Securities Act of 1933
                      /X/ Pre-Effective Amendment No. 1
                      / / Post-Effective Amendment No.
                                     and/or
             /X/ Registration Statement under the Investment Company Act of 1940
                      /X/ Amendment No. 1

                            -------------------------

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
               (Exact Name of Registrant as Specified in Charter)

                            -------------------------
                              210 NORTH HALE STREET
                             WHEATON, ILLINOIS 60187
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 630-315-2036

                                NICHOLAS DALMASO
                             CLAYMORE ADVISORS, LLC
                              210 NORTH HALE STREET
                             WHEATON, ILLINOIS 60187
                     (Name and Address of Agent for Service)

                            -------------------------
                                   COPIES TO:

  THOMAS A. HALE AND CHARLES B. TAYLOR               LEONARD B. MACUEY, JR., ESQ
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP               CLIFFORD CHANCE US LLP
           333 W. WACKER DRIVE                             200 PARK AVENUE
         CHICAGO, ILLINOIS 60606                      NEW YORK, NEW YORK 10166

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

     It is proposed that this filing will become effective (check appropriate box):

          /X/ When declared effective pursuant to section 8(c).

     If appropriate, check the following box:

     / / This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

     / / This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is / /.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

    TITLE OF BEING                                                                   AMOUNT OF
      REGISTERED         AMOUNT BEING    OFFERING PRICE PER       AGGREGATE        REGISTRATION
      SECURITIES          REGISTERED           SHARE          OFFERING PRICE (1)      FEE (2)
      ----------          ----------           -----          ------------------      -------
 Common Shares, $.01    50,000 Shares         $ 15.00             $750,000            $95.025
      par value

----------
(1) Estimated solely for the purpose of calculating the registration fee.

(2) Registration fee of $126.70 previously paid in connection with the initial filing of the Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED MARCH 19, 2004

PROSPECTUS

[TS&W Logo]                                                      [Claymore Logo]

                                         SHARES
                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND


                                 COMMON SHARES
                                $15.00 PER SHARE

                             ----------------------

   INVESTMENT OBJECTIVE. TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. An investment in the Fund is not appropriate for all investors, and we cannot assure you that the Fund's objective will be achieved.


    PORTFOLIO CONTENTS. The Fund seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gains rates ("tax-advantaged income"), while also offering the potential for capital appreciation through exposure to the equity markets. Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a portfolio of assets consisting primarily of (i) municipal securities (as defined herein), the interest on which is exempt from regular federal income tax, and which is not a preference item for purposes of the alternative minimum tax and
(ii) common stocks and preferred securities ("equity securities") that are eligible to pay dividends which, for individual shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends"). Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. Under normal market conditions, the Fund will invest at least 50%, and may invest up to 60%, of its total assets in municipal securities. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in equity securities and other income securities.



    The Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 20% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Rating Group, a division of The McGraw-Hill Company, Inc. ("S&P") or, if unrated, determined by the Fund's investment adviser to be of comparable credit quality). Securities of below-investment

                                                   (CONTINUED ON FOLLOWING PAGE)


   INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 48 OF THIS PROSPECTUS.

                             ----------------------


                                                         PER SHARE     TOTAL
                                                         ---------     -----
Public offering price..................................    $15.00        $
Sales load(1)..........................................     $.675        $
Estimated offering expenses(2).........................      $.03        $
Proceeds, after expenses, to the Fund(3)...............   $14.295        $


                                                       (NOTES ON FOLLOWING PAGE)


    The underwriters may also purchase up to       additional common shares at
the public offering price, less the sales load, within 45 days of the date of this prospectus to cover overallotments.



    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


    The common shares will be ready for delivery on or about            , 2004.

                             ----------------------


                              MERRILL LYNCH & CO.



ADVEST, INC.                         BB&T CAPITAL MARKETS                          ROBERT W. BAIRD & CO.
CLAYMORE SECURITIES, INC.            FERRIS, BAKER WATTS              J.J.B. HILLIARD, W.L. LYONS, INC.
                                   INCORPORATED
JANNEY MONTGOMERY SCOTT LLC         LEGG MASON WOOD WALKER                     MCDONALD INVESTMENTS INC.
                                      INCORPORATED
MORGAN KEEGAN & COMPANY, INC.        RBC CAPITAL MARKETS                      STIFEL, NICOLAUS & COMPANY
                                                                                            INCORPORATED



            SUNTRUST ROBINSON HUMPHREY                          WEDBUSH MORGAN SECURITIES


                             ----------------------


               The date of this prospectus is            , 2004.

(CONTINUED FROM PREVIOUS PAGE)


grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" or "high yield securities." The Fund's investment adviser may utilize a variety of hedging strategies to seek to protect the value of the Fund's municipal securities against the volatility of interest rate changes and other market movements. Such hedging strategies may, however, result in income or gain to the Fund that is not tax-advantaged income.


    INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER. The Fund's investment adviser is Claymore Advisors, LLC (the "Investment Adviser"). The Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters, and is directly responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated for investment in municipal securities. Thompson, Siegel & Walmsley, Inc. (the "Investment Sub-Adviser") serves as investment sub-adviser to the Fund and is responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated for investment in equity securities and other income-producing securities.



    FINANCIAL LEVERAGE. The Fund may use financial leverage through the issuance of preferred shares ("Preferred Shares"). The Fund currently anticipates issuing Preferred Shares with an aggregate liquidation preference representing approximately 36% of the Fund's total assets after such issuance. The Fund may also borrow or issue debt securities for leveraging purposes up to such limitation and in excess of such limit for temporary purposes, such as settlement of transactions. The Fund expects that the Preferred Shares will be rated in the highest rating category by one or more national rating agencies and will have short-term dividend rates, which are expected, under current market conditions, to be lower than the yields on the additional securities that the Fund would purchase with the proceeds of the Preferred Shares. So long as the net rate of return on the Fund's investments purchased with the proceeds of the Preferred Shares exceeds the dividend rate payable on the Preferred Shares, such excess earnings will be available to pay higher dividends to holders of the Fund's common shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. See "Use of Financial Leverage."



    NO PRIOR HISTORY. Because the Fund is recently organized, its common shares have no history of public trading. The common stock of closed-end investment companies frequently trade at a discount from net asset value. The risk of loss due to the Fund's common shares trading at such a discount may be greater for investors expecting to sell their shares relatively soon after completion of the public offering. The common shares of the Fund are expected to be listed on the New York Stock Exchange under the trading or "ticker" symbol "TYW."



    You should read this prospectus, which contains important information about the Fund that you ought to know before deciding whether to invest, and retain it
for future reference. A Statement of Additional Information, dated            ,
2004, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 80 of this
prospectus, by calling         or by writing the Fund, or you may obtain a copy
(and other information regarding the Fund) from the SEC's web site (http://www.sec.gov).


    The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(NOTES FROM PREVIOUS PAGE)
---------------------

   (1) The Fund has agreed to pay the underwriters $.005 per common share as a partial reimbursement of their expenses incurred in connection with the offering. See "Underwriting."



    (2)  Total expenses of the common share offering paid by the Fund (which do
         not include the sales load) are estimated to be $         , which
         represents $.03 per common share issued. The Fund's Investment Adviser and the Fund's Investment Sub-Adviser have agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load but including partial reimbursement of the expenses of the underwriters) that exceed $.03 per common share, such amounts to be allocated between the Investment Adviser and the Investment Sub-Adviser as agreed by such parties.



    (3)  To the extent that aggregate offering expenses are less than $.03 per
         common share, up to    % of the public offering price of the securities
         sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services it provides to the Fund. Claymore Securities, Inc. is an affiliate of the Investment Adviser of the Fund. See "Underwriting."

                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
Prospectus Summary....................................................    5
Summary of Fund Expenses..............................................   24
The Fund..............................................................   26
Use of Proceeds.......................................................   26
The Fund's Investments................................................   26
Use of Financial Leverage.............................................   45
Risks.................................................................   48
Management of the Fund................................................   60
Net Asset Value.......................................................   62
Distributions.........................................................   62
Automatic Dividend Reinvestment Plan..................................   64
Description of the Shares.............................................   65
Anti-Takeover and Other Provisions in the Fund's Governing
  Documents...........................................................   68
Closed-End Fund Structure.............................................   69
Repurchase of Common Shares...........................................   69
Taxation..............................................................   70
Underwriting..........................................................   75
Administrator, Custodian and Transfer Agent...........................   78
Legal Opinions........................................................   78
Additional Information................................................   78
Privacy Principles of the Fund........................................   79
Table of Contents of the Statement of Additional Information..........   80


                               ------------------


    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS MAY HAVE CHANGED SINCE THAT DATE.

                 (This page has been left blank intentionally.)

                               PROSPECTUS SUMMARY


    THIS IS ONLY A SUMMARY OF INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON SHARES. YOU SHOULD CAREFULLY READ THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS, ESPECIALLY THE INFORMATION SET FORTH UNDER THE HEADINGS "THE FUND'S INVESTMENTS" AND "RISKS,"
AND THE STATEMENT OF ADDITIONAL INFORMATION, DATED                , 2004 (THE
"SAI").



THE FUND................  TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") is a
                          newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. Claymore Advisors, LLC (the "Investment Adviser") will act as the Fund's investment adviser and will also be responsible for the day- to day portfolio management of the portion of the Fund's assets allocated for investment in municipal securities (the
                          "Municipal Securities Portfolio"). Thompson, Siegel &
                          Walmsley, Inc. ("TS&W" or the "Investment Sub-Adviser") will act as investment sub-adviser and will be responsible for the
                          day-to-day portfolio management of the portion of the Fund's assets allocated for investment in equity securities and other income securities (the "Equity and Income Securities Portfolio").
THE OFFERING............  The Fund is offering common shares of beneficial interest, par value $.01 per share, at $15.00 per share through a group of underwriters (the "Underwriters") led by Merrill Lynch, Pierce,
                          Fenner & Smith Incorporated. The common shares of beneficial interest are called "Common Shares" in the rest of this prospectus.
                          You must purchase at least 100 Common Shares ($1,500) in order to participate in the offering. The Fund has given the Underwriters an
                          option to purchase up to           additional Common Shares to
                          cover orders in excess of           Common Shares. See
                          "Underwriting." Claymore Advisors, LLC and TS&W have agreed to
                          (i) pay all of the organizational costs of the Fund and (ii) pay all of the offering costs of the Fund (other than sales load) that exceed $.03 per Common Share, such amounts to be allocated between
                          Claymore Advisors, LLC and TS&W as agreed to by such parties. To the extent that aggregate offering expenses are less than $.03 per
                          Common Share, up to    % of the public offering price of the
                          securities sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services they provide to the Fund. Claymore
                          Securities, Inc. is an affiliate of the Investment Adviser of the
                          Fund. See "Underwriting."
INVESTMENT OBJECTIVE....  The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. There can be no assurance that the Fund's investment objective will be achieved. See "The Fund's Investments."
MANAGEMENT OF THE
FUND....................  INVESTMENT ADVISER. Claymore Advisors, LLC serves as the investment adviser of the Fund. Subject to the general supervision of the
                          Fund's board of trustees (the "Board" or the "Board of Trustees"), the Investment Adviser is responsible for managing,

                          either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. In addition to serving as investment adviser of the Fund, the Investment Adviser will provide day-to-day portfolio management of the Fund's assets allocated to the
                          Municipal Securities Portfolio.
                          The Investment Adviser will receive a fee, payable monthly, at an annual rate equal to .70% of the Fund's average daily total assets
                          (including the assets attributable to the proceeds from any
                          Financial Leverage) minus liabilities (other than liabilities related to any Financial Leverage) (the "Managed Assets"). The
                          liquidation preference of the Preferred Shares, if any, is not a liability.
                          INVESTMENT SUB-ADVISER. The Investment Adviser has retained
                          Thompson, Siegel & Walmsley, Inc. to act as the investment sub-
                          adviser responsible for day-to-day portfolio management of the
                          Fund's assets allocated to the Equity and Income Securities
                          Portfolio. TS&W, organized as an investment adviser in 1970 and located in Richmond, Virginia, provides investment management services to corporations, pension and profit-sharing plans, 401(k)
                          and thrift plans, trusts, estates and other institutions and individuals. The Investment Adviser (and not the Fund) will pay a portion of the fees it receives to the Investment Sub-Adviser in return for its services. As of December 31, 2003, TS&W managed approximately $4.5 billion in total assets. TS&W is wholly owned by
                          Old Mutual (US) Holdings Inc.
                          Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old
                          Mutual plc, a London-based, multi-national financial services firm.
                          As of December 31, 2003, Old Mutual plc and its affiliates had an aggregate of over $230 billion of assets under management. Old
                          Mutual plc is among the top 50 global financial services firms, based on assets under management.
PRINCIPAL INVESTMENT
STRATEGIES..............  The Fund seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gains rates ("tax-advantaged income"), while also offering the potential for capital appreciation through exposure to the equity markets. Under normal market conditions, the Fund will invest primarily in a portfolio of securities as follows:
                          -  MUNICIPAL SECURITIES PORTFOLIO. The Fund will invest at least
                             50%, and may invest up to 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the
                             District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax ("municipal
                             securities"). The Investment Adviser will manage the Fund's assets allocated to the Municipal Securities Portfolio.

                          -  EQUITY AND INCOME SECURITIES PORTFOLIO. The Fund will invest at least 40%, and may invest up to 50%, of its total assets in common stocks and preferred securities ("equity securities"), that are eligible to pay dividends which, for individual
                             shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends") and in other income securities, including debt securities, real estate investment trust ("REIT") securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. In connection with the foregoing policy, under normal market conditions the Fund will invest at least 25% of its total assets in equity
                             securities. The Investment Sub-Adviser will manage the Fund's assets allocated to the Equity and Income Securities Portfolio.
                             A substantial portion of the Equity and Income Securities
                             Portfolio will be invested in securities that the Investment
                             Sub-Adviser believes are eligible to pay tax-qualified
                             dividends.
                          -  ALLOCATION BETWEEN THE MUNICIPAL SECURITIES PORTFOLIO AND THE
                             EQUITY AND INCOME SECURITIES PORTFOLIO. The percentage of the
                             Fund's assets allocated to the Municipal Securities Portfolio and the Equity and Income Securities Portfolio at any time will be determined by the Investment Adviser upon consultation with the Investment Sub-Adviser, and will be based generally upon the
                             Investment Adviser's outlook for the equity and municipal
                             securities markets and the Investment Sub-Adviser's outlook for the equity market.
                          Under normal market conditions, the Fund will invest at least 80%
                          of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income.
                          Investing in income securities that do not qualify to pay
                          tax-qualified dividends or in debt securities other than municipal securities are not principal investment strategies of the Fund.
                          The Fund's total return will consist of a combination of
                          (i) interest income exempt from regular federal income tax
                          ("tax-exempt income"), (ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from federal income tax.
RATIONALE FOR INVESTING
IN THE FUND.............  The Investment Adviser believes that the investment of the Fund's assets primarily in municipal securities, equity securities which pay tax-qualified dividends and other income-producing securities offers investors the potential to earn a high level of total after-tax return, comprised in part of tax-advantaged income, while offering potential for capital appreciation through participation in the equity markets.
MUNICIPAL SECURITIES....  The Fund's Municipal Securities Portfolio may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. In managing the Municipal Securities
                          Portfolio, the Investment Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Fund's portfolio, the Investment Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Investment Adviser's investment staff.
                          MUNICIPAL SECURITIES SELECTION. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. The
                          Investment Adviser considers both broad economic and
                          issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objective. In assessing the
                          appropriate maturity, rating and sector weightings of the Fund's portfolio of municipal securities, the Investment Adviser considers a variety of factors that are expected to influence economic activity and interest rates. Once the Investment Adviser determines the preferable characteristics of its assets allocated to municipal securities, the Investment Adviser selects individual securities based upon the terms of the securities (such as yields compared to
                          U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.
                          The Investment Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The
                          Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the Fund's overall sector and regional weightings on that determination. Once the
                          Investment Adviser establishes the overall regional and sector weightings, the Investment Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria.

                          CREDIT MANAGEMENT. The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 20% of its total assets in fixed income
                          securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by
                          Moody's or BB or lower by S&P or, if unrated, determined by the
                          Investment Adviser to be of comparable credit quality). Securities of below investment grade quality are regarded as having
                          predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities."
                          They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Debt securities in the lowest investment grade category may also be considered to have speculative characteristics by certain ratings agencies. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase, as well as unrated securities.
                          The Investment Adviser will determine the allocation of the Fund's assets among securities with different credit ratings depending upon the Investment Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and
                          below-investment grade securities widens, the Investment Adviser will allocate a greater portion of the Fund's assets to
                          non-investment grade municipal securities. If the spread based on relative credit quality narrows, the Investment Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Fund's portfolio. As the economy strengthens and the default risk lessens, the Investment Adviser may increase the Fund's investment in lower quality, non-investment grade securities. The
                          Investment Adviser also seeks to mitigate the risks of investing in below-investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below-investment grade securities that are private activity bonds, the Investment Adviser intends to emphasize securities that are backed by revenue from publicly traded companies.
                          The Fund may invest to a significant extent in residual interest municipal securities known as inverse floaters. Compared to similar fixed rate municipal securities, the value of these securities will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal securities will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such securities are
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                          held by the Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such securities or the net asset value of the Fund's Common Shares. To the extent the Fund has Preferred Shares outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund's income available for distribution. Although the Fund is not limited with respect to its investment in residual interest municipal securities, the Fund does not intend initially to invest more than 10% of its total assets in such securities.
                          DURATION OF MUNICIPAL SECURITIES PORTFOLIO. The Investment Adviser
                          will select municipal securities for the Fund's Municipal
                          Securities Portfolio with a view to monitoring the duration of the
                          Fund's portfolio of municipal securities, based primarily on the
                          Investment Adviser's outlook for interest rates. The Investment
                          Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Investment Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The longer the duration of the Fund's portfolio, the more sensitive it generally is to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the expected life of the security. Typically, with a 1% change in market interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration.
                          The Investment Adviser anticipates that the average duration of the
                          Municipal Securities Portfolio will range from 4 years to 12 years;
                          however, the Investment Adviser is not restricted to such range if the Investment Adviser believes that a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. The Investment Adviser will modify the average duration of the Municipal Securities Portfolio in response to market conditions. The Investment Adviser may employ certain strategies to reduce the Fund's interest rate sensitivity, including investments in interest rate swap or cap transactions.
                          There is no assurance that the Investment Adviser will do so or that such strategies will be successful.
                          INTEREST RATE AND HEDGING TRANSACTIONS. The Investment Adviser may,
                          but is not required to, utilize a variety of hedging strategies to seek to protect the value of the Fund's assets in the Municipal
                          Securities Portfolio against the volatility of interest rate changes and other market movements. The Fund may seek to hedge its
                          Municipal Securities Portfolio against changes in interest rates using exchange-traded futures and option contracts, options on futures contracts, or through over-the-counter dealer transactions in caps, swap agreements or options thereon. In large part, the success of the Fund's hedging activities depends on the Investment
                          Adviser's
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
                          ability to forecast movements in securities prices and interest rates and there can be no assurance that the Investment Adviser's judgment in this respect will be accurate. Although the Fund's hedging transactions, if any, are designed to reduce volatility of the Fund's net assets attributable to its Municipal Securities
                          Portfolio, these transactions involve investment techniques and risks different from those associated with portfolio transactions in municipal securities. Distributions by the Fund of any income or gains realized on the Fund's hedging transactions generally will not be tax-advantaged income (i.e., they will be taxed at ordinary income tax rates). Rating agency guidelines in connection with the
                          Fund's utilization of financial leverage through the issuance of
                          Preferred Shares may limit the ability of the Fund to engage in certain hedging transactions. There is no assurance that the Fund will undertake any such hedging transactions or that, if
                          undertaken, that any such hedging strategies will be successful.
EQUITY AND INCOME
SECURITIES..............  Under normal market conditions, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in "equity
                          securities" that are eligible to pay "tax-qualified dividends" and in other income securities, including debt securities, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. A substantial portion of the Equity and Income Securities
                          Portfolio will be invested in securities that the Investment
                          Sub-Adviser believes qualify to pay tax-qualified dividends.
                          Subject to the Fund's investment objective and policies, the
                          Investment Sub-Adviser retains broad discretion to allocate the portion of the Fund's investments of the Equity and Income
                          Securities Portfolio among common and preferred stocks and other income securities. The Fund is not limited either in the types of equity securities or the market capitalization of issuers in which it may invest. Although the Fund will ordinarily focus its equity investments in securities of U.S. issuers, subject to the
                          limitation of the Fund's investments in equity securities and its focus on equity securities that pay tax-qualified dividends, the
                          Fund may invest in American Depositary Receipts ("ADRs") and in other dollar-denominated securities of foreign issuers located in any geographic region. The Fund will not concentrate its
                          investments in a particular industry but is not precluded from focusing investments in issuers in a group of industries in related sectors (such as different types of utilities industries).
                          SELECTION OF EQUITY SECURITIES. The Investment Sub-Adviser pursues a relative value oriented philosophy and intends to focus its equity selection on the higher dividend-paying stocks that meet its investment criteria. Typically, the Investment Sub-Adviser prefers to invest in equity securities of companies that possess
                          above-average financial characteristics in terms of balance sheet strength and profitability measures and yet have an above market average current yield or a ratio of price-to-earnings or
                          price-to-book value that is below the long-term average for that company.
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
                          The Investment Sub-Adviser's equity security selection process focuses primarily on bottom-up fundamental research within the context of overall top-down economic outlook. Through valuation analysis, the Investment Sub-Adviser seeks undervalued sectors, industries and companies. In conducting its assessment, the
                          Investment Sub-Adviser uses tools and measures such as a dividend discount model, relative value screens, price-to-earnings ratios, price-to-book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The Investment Sub-Adviser invests in stocks of companies that it expects will benefit from economic trends and that are attractively valued relative to their
                          fundamentals and to other companies in the market. From this equity security selection process, the Investment Sub-Adviser will then invest in the higher dividend paying stocks for the Equity and
                          Income Securities Portfolio.
                          In managing the Equity and Income Securities Portfolio, the
                          Investment Sub-Adviser will pursue the Fund's investment objective by selecting for investment, from the universe of all equity securities that meet the Investment Sub-Adviser's investment parameters, securities which the Sub-Adviser believes will pay tax-qualified dividends and will provide the potential for appreciation of capital. On a quarterly basis (or more frequently as market conditions dictate), the Investment Sub-Adviser will reapply its investment strategy and will make portfolio
                          adjustments.
                          The Investment Sub-Adviser typically sells securities when economic, valuation and fundamental criteria are no longer met;
                          more attractive alternatives are found; or their price targets have been met. For the Equity and Income Securities Portfolio any stock may be sold for the purpose of improving the current dividend yield. The Investment Sub-Adviser intends to hold most stocks for the requisite period to produce tax-qualified dividends. However, the Investment Sub-Adviser may sell some stocks prior to completing the required holding period.
                          TAX-QUALIFIED DIVIDENDS. Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass through the tax treatment of tax-qualified dividends it receives from such corporations to its shareholders.
                          For the Fund to receive tax-qualified dividends generally, the Fund must hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date).
                          Although current law only provides a 120-day and 180-day period for holding such stock, a proposed technical correction to the law would extend such periods to 121-days and 181-days. The Treasury
                          Department and the Internal Revenue Service have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax returns. The
                          "ex-dividend
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
                          date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or
                          thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For an individual shareholder to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-qualified dividends, the shareholder must hold his or her shares of the Fund for more than 60 days during the
                          121-day period beginning 60 days before the ex-dividend date. For example, assume that the ex-dividend date established for a dividend paid with respect to the common stock of a corporation held by the Fund is July 1. The Fund must hold the common stock on the record date and must have held it for at least 61 days
                          (including the record date) during the 121-day period from May 2 to and including August 30. Similarly, assuming that the ex-dividend date established for a dividend paid with respect to shares of the
                          Fund is August 1, a shareholder must have held the Fund's shares on the record date and have held such shares for at least 61 days during the period from June 2 to and including September 30 and satisfy certain other requirements for the shareholder to receive tax-qualified dividends from the Fund. See "Taxation."
                          Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends. The provisions of the Internal
                          Revenue Code of 1986, as amended (the "Code"), applicable to tax-
                          qualified dividends are currently effective through December 31,
                          2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of tax-qualified dividends or long-term capital gains, both of which are taxed at lower rates for
                          individuals than ordinary income.
                          OTHER INCOME SECURITIES. In addition to investing in equity securities that pay tax-qualified dividends, the Investment
                          Sub-Adviser may invest in other income securities, including debt instruments, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. Such other income securities may include below investment grade quality securities, subject to the limitation that the Fund will not invest more than 20% of its total assets in income securities rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Investment Sub-Adviser to be of comparable credit quality). Although the Investment
                          Sub-Adviser intends to invest the total assets in the Equity and
                          Income Securities Portfolio primarily in equity securities that pay tax-qualified dividends and to satisfy the holding period
                          requirements, a portion of the Fund's income distributions may be taxable as ordinary income.
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                          Investments by the Investment Sub-Adviser in other income-oriented securities will be based primarily on an assessment by the
                          Sub-Adviser of the balance sheet condition of the underlying companies and their ability to continue to support the current level of dividend or interest payments.
OTHER TAX MANAGEMENT
STRATEGIES..............  The Fund also seeks to achieve favorable after-tax returns in part by reducing the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Investment
                          Adviser and the Investment Sub-Adviser attempt to minimize distributions of long-term capital gains taxable to shareholders by avoiding, to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the
                          Investment Adviser or the Investment Sub-Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Investment Adviser and the
                          Sub-Adviser may sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on securities and securities indices and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of securities and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. There is no assurance that the Fund will use these strategies or that they will be successful if used.
                          Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-qualified dividends and certain options and other risk reduction techniques may reduce the holding period for securities held by the Fund such that dividends paid with respect to such securities would not be eligible for treatment as tax-qualified dividends.
USE OF FINANCIAL
LEVERAGE................  The Fund may seek to enhance the level of the Fund's current income through the use of financial leverage. The Fund may leverage through the issuance of preferred shares ("Preferred Shares"). The
                          Fund may also borrow or issue debt securities ("Borrowings," and collectively with the Preferred Shares, "Financial Leverage") for financial leveraging purposes and for temporary purposes such as settlement of transactions. Under current market conditions, the
                          Fund intends to utilize Financial Leverage within approximately three months of the completion of
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
                          this offering of its Common Shares through the issuance of
                          Preferred Shares in an amount not expected to exceed 36% of the
                          Fund's total assets (including the proceeds of Preferred Shares offering). The Fund expects that the Preferred Shares will, if rated, be rated in the highest rating category by one or more national rating agencies and will have short-term interest or dividend rates, which are expected, under current market
                          conditions, to be lower than the yields on the additional portfolio securities that the Fund would purchase with the proceeds of the
                          Preferred Shares offering. So long as the net rate of return on the
                          Fund's investments purchased with the proceeds of the Preferred
                          Shares exceeds the dividend rate payable on the Preferred Shares, such excess earnings will be available to pay higher dividends to holders of the Fund's Common Shares There is no assurance that the
                          Fund will utilize Financial Leverage or, if Financial Leverage is utilized, that it will be successful in enhancing the level of the
                          Fund's current income. See "Use of Financial Leverage" and
                          "Risks--Financial Leverage Risk."
DIVIDEND DISTRIBUTIONS
ON THE COMMON SHARES....  In order to allow its holders of Common Shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell Common
                          Shares, the Fund has adopted a policy (which is subject to the Fund obtaining the exemptive relief described below and which may be modified at any time by the Board of Trustees) of paying quarterly distributions on its Common Shares at a rate that represents a fixed percentage of the initial public offering price on an annualized basis) and an additional distribution on an annual basis of any realized income in excess of the quarterly distributions for that year. The Fund's dividend policy requires exemptive relief from the Securities and Exchange Commission prior to its
                          implementation. There are no assurances that the Fund would be able to obtain the necessary exemptive relief.
                          Until such time, if any, as the exemptive relief is obtained by the
                          Fund, the Fund will pay regular quarterly dividends at a level rate based upon the projected performance of the Fund. Quarterly dividends will be paid in March, June, September and December of each year, commencing in June, 2004. See "Distributions."
                          If you will be holding the Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund's automatic dividend reinvestment plan (the "Plan"), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the
                          Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information. See "Automatic Dividend Reinvestment Plan."
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
LISTING AND SYMBOL......  The Common Shares of the Fund are expected to be listed on the New
                          York Stock Exchange. See "Description of the Shares." The trading or "ticker" symbol of the Common Shares is expected to be "TYW."
ADMINISTRATOR, CUSTODIAN
AND TRANSFER AGENT......  The Bank of New York will serve as custodian of the Fund's assets and as the Fund's administrator and transfer agent. See
                          "Administrator, Custodian and Transfer Agent."
SPECIAL RISK
CONSIDERATIONS..........  NO HISTORY OF OPERATIONS. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.
                          INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
                          COMMON SHARE MARKET RISK. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and other distributions.
                          The value of the Fund's portfolio securities will fluctuate, sometimes rapidly and unpredictably. The Fund intends to utilize
                          Financial Leverage, which magnifies this market risk. See "Use of
                          Financial Leverage" and "Risks--Common Share Market Risk."
                          TAX RISK. The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income, the attractiveness of investing in municipal securities and equity securities that pay tax-qualified dividends in relation to other investment alternatives may be affected by changes in federal income tax laws and regulations, including changes in the tax-qualified dividend provisions. The provisions of the Code applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Any proposed or actual changes in such rates or the exempt status of municipal securities, therefore, can significantly affect the Fund's after-tax total returns as well as the demand for and supply, liquidity and marketability of municipal securities and the
                          Fund's investments in equity securities that pay tax-qualified dividends. This could in turn affect the Fund's net asset value and ability to acquire and dispose of municipal securities and equity securities at desirable yields or returns and price levels. There can be no assurance as to the portion of the Fund's dividends that will be tax-exempt or tax-qualified. Tax-exempt dividends may in any case be subject to state or local income taxes. Additionally, the Fund is not a suitable investment for IRAs, for other
                          tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their
                          investments.
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
                          MUNICIPAL SECURITIES MARKET RISK. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.
                          Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.
                          The ability of a municipal issuer to meet its obligations on municipal securities (other than private activity bonds) is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and to repay principal on the municipal securities.
                          The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal
                          Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected. The amount of public
                          information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Investment Adviser than would a fund that invests entirely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment grade municipal securities in which the Fund will invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal securities at attractive prices.
                          INCOME AND INTEREST RATE RISK. The income shareholders receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund's investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks.
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
                          Interest rate risk is the risk that municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund's net assets) will decline in value because of changes in interest rates. Interest rate risk includes the following risks:
                          -  If interest rates go up, the value of municipal securities and debt (and, in certain cases, equity) securities in the Fund's portfolio generally will decline.
                          -  During periods of declining interest rates, an issuer may exercise its option to redeem municipal securities or prepay principal of debt securities earlier than scheduled, forcing the
                             Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
                          -  During periods of rising interest rates, the average life of certain types of debt securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration
                             (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.
                          The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is using leverage.
                          CREDIT RISK. Credit risk is the risk that an issuer of a municipal security or other debt security, or counterparty to a derivative contract, will become unable to meet its obligation to make interest and principal payments or to otherwise satisfy its obligations. Sizable investments in revenue obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality.
                          LOWER GRADE SECURITIES. The Fund may invest up to 20% of its total assets in fixed income securities, including municipal securities, that are rated below investment grade (commonly referred to as
                          "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or below by S&P, or unrated securities determined by the Investment Adviser to be of comparable credit quality. Investment in fixed income securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Debt securities in the lowest investment grade category may also be considered to have speculative
                          characteristics by certain ratings agencies. The market values for fixed income securities of below-investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade

                          debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:
                          -  increased price sensitivity to changing interest rates and to a deteriorating economic environment;
                          -  greater risk of loss due to default or declining credit quality;
                          -  adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and
                          -  if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.
                          Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has
                          proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.
                          GEOGRAPHICAL AND SECTOR RISK. The Fund may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Fund will not invest more than 25% of its total assets in issuers in a
                          single industry or municipal securities backed by assets and revenues of similar projects. Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Fund. Under normal market conditions, the Fund intends to limit its investment in tobacco settlement bonds to
                          approximately 10% of the Fund's total assets. Within the Fund's portfolio of municipal securities, the Fund may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Investment Adviser anticipates that the Fund's investments in revenue bonds will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Investment Adviser will attempt to diversify the Fund's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Fund is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the
                          Fund's portfolio may be adversely affected by developments in a single state, region or economic sector. Focus of the Fund's investments in one or a limited number of states or economic sectors will subject the Fund, to a greater extent than if such investments were not so focused, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of focus. The Fund has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state but may do so in the future. To the extent that the Fund invests more than 25% of its assets in municipal securities of issuers in a single state, the Fund will be exposed to a greater degree to risks associated with that specific state, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state, which may adversely affect tax receipts and other municipal revenue. The Fund will not send a notice to shareholders if 25% or more of the Fund's assets are represented by municipal issuers in a single state. However, the
                          Fund's annual and semi-annual financial statements will disclose the percentage of the Fund's assets invested in each state and the
                          Fund will issue a press release in the event that more than 25% of the value of the Fund's total assets are invested in municipal securities of issuers located in a single state, identifying the state and including appropriate risk disclosure as to such state.
                          To the extent that the Fund focuses its assets in the hospital and healthcare sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other
                          transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.
                          INTEREST RATE AND HEDGING TRANSACTIONS RISK. The Fund may engage in various strategic transactions to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally. These transactions include the use of derivatives such as exchange-traded financial futures and option contracts, options on futures contracts, or over-the-counter dealer transactions in caps, swap agreements or swaptions, the risk of which is summarized below. Such transactions subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the
                          Fund's performance could suffer. Certain of these strategic transactions may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to the holders of the Fund's Common Shares as discussed above under
                          "Risks--Financial Leverage Risk." The Fund is not required to use derivatives or other strategic transactions and may not do so.
                          Distributions by the

                          Fund of any income or gain realized on the Fund's strategic transactions generally will not be exempt from regular federal income tax. There can be no assurance that the Fund's strategic transactions will be effective. See "Risks--Interest Rate and
                          Hedging Transactions Risk" and "--Derivatives Risk."
                          VALUE INVESTING RISK. The Fund focuses its investments in the
                          Equity and Income Securities Portfolio on dividend-paying common and preferred stocks that the Investment Sub-Adviser believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors.
                          COMMON STOCK RISK. The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events, such as unfavorable earnings reports, negative press releases and market related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.
                          FINANCIAL LEVERAGE RISK. The Fund's anticipated use of Financial
                          Leverage will likely result in greater volatility of the net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the Financial Leverage, are borne entirely by the holders of Common Shares (the "Common
                          Shareholders"), as the aggregate principal amount or the aggregate liquidation preference of the Financial Leverage will constitute a senior claim on the assets of the Fund. Common Share income may fall if the financing costs of the Financial Leverage increases and may fluctuate as those financing costs vary. In addition,
                          investment by the Fund in residual interest municipal securities may amplify the effects of Financial Leverage and, during periods of rising short-term interest rates, may adversely affect the
                          Fund's income and distributions to Common Shareholders.
                          Because the fees received by the Investment Adviser are based on the Managed Assets of the Fund (including the proceeds of any
                          Financial Leverage), the Investment Adviser has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Investment Adviser and the Common Shareholders. See "Risks--Financial Leverage Risk."
                          ILLIQUID INVESTMENTS RISK. The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the
                          Investment Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and judgment may play a greater role in the valuation process.
                          Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.
                          FOREIGN SECURITIES RISK. The Investment Sub-Adviser may invest in
                          U.S. dollar-denominated ADRs of foreign issuers. The prices of foreign issuer securities may be affected by factors not present with securities of U.S. issuers, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S.
                          securities. To help control this risk, the Fund will invest in foreign issuers located only in industrialized countries. See
                          "Risks--Foreign Securities Risk."
                          SMALL- AND MEDIUM-SIZED COMPANY RISK. The Fund may invest in companies of any size, including small- and medium-sized companies.
                          The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.
                          FUND DISTRIBUTION RISK. Pursuant to its distribution policy, the
                          Fund intends to make regular quarterly distributions on its Common
                          Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when
                          independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund's capital to its Common Shareholders. Such return of capital distributions generally are tax-free up to the amount of a Common
                          Shareholder's tax basis in the Common Shares (generally, the amount paid for the Common Shares). See "Taxation." In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.
                          MARKET DISCOUNT RISK. The Fund has been structured as a closed-end investment company because, unlike open-end funds, (i) the securities of closed-end funds are not redeemable, which enables substantially all of the Fund's assets to be invested in pursuit of the Fund's investment objective and (ii) closed-end funds have greater flexibility in the utilization of Financial Leverage.
                          However, unlike open-end funds, shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares relatively soon after completion of this offering. The
                          Fund cannot predict whether Common Shares will trade at, above or below net asset value. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See "Risks--Market Price Discount from Net
                          Asset Value."
                          PORTFOLIO TURNOVER. The Fund may engage in portfolio trading when considered appropriate. Although under normal market conditions the
                          Fund does not expect that its annual portfolio turnover rate will exceed 75%, the Fund has not established any limit on the rate of portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transaction expenses which are borne by the Fund. See "The Fund's
                          Investments--Portfolio Contents--Portfolio Turnover."
                          CURRENT DEVELOPMENTS. As a result of the terrorist attacks on the
                          World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period.
                          These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the
                          Common Shares.
ANTI-TAKEOVER PROVISIONS
IN THE FUND'S GOVERNING
DOCUMENTS...............  The Fund's Declaration of Trust and Bylaws (the "Governing
                          Documents") include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Anti-Takeover and Other Provisions
                          in the Fund's Governing Documents" and "Risks--Anti-Takeover
                          Provisions."

                            SUMMARY OF FUND EXPENSES


    The table below and the expenses shown assume that the Fund issues Preferred Shares in an amount equal to 36% of the Fund's total assets (after their issuance) and shows Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares but assumes that no Preferred Shares are issued by the Fund (such as will be the case prior to the Fund's expected issuance of Preferred Shares).



SHAREHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)............    4.50%
  Preferred offering expenses (estimated as a percentage of
    offering price).........................................     .70%
  Expenses borne by the Fund(1)(2)..........................     .20%
  Dividend Reinvestment Plan Fees(3)........................     None



                                                        PERCENTAGE OF NET ASSETS
                                                            ATTRIBUTABLE TO
                                                    COMMON SHARES (ASSUMES PREFERRED
                                                        SHARES ARE ISSUED)(2)(4)
                                                        ------------------------
ANNUAL EXPENSES
  Management fees.................................                             1.09%
  Interest payments on borrowed funds.............                              None
  Other expenses..................................                              .40%
  Total annual expenses...........................                             1.49%


---------


(1)  The Investment Adviser and the Investment Sub-Adviser have agreed to pay
     (i) all organizational expenses and (ii) offering costs of the Fund (other than the sales load but including a $.005 per Common Share partial reimbursement of the expenses of the underwriters) that exceed $.03 per Common Share (.20% of the offering price), such amounts to be allocated between the Investment Adviser and the Investment Sub-Adviser as agreed by such parties. To the extent that aggregate offering expenses are less than $.03 per Common Share, up to .10% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services they provide to the Fund. Claymore Securities, Inc. is an affiliate of the Investment Adviser of the Fund. See "Underwriting."

(2) If the Fund issues Preferred Shares, costs of the offering of Preferred Shares, estimated to be approximately 1.25% of the total amount of the aggregate amount of Preferred Shares offered, will be borne immediately by Common Shareholders and result in the reduction of the net asset value of the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 36% of the Fund's total capital (including the proceeds of the Preferred Share offering) these offering costs are estimated to be approximately $.11 per Common Share (.70% of the offering price of the Common Shares).

(3) You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See "Automatic Dividend Reinvestment Plan."

(4) The table presented in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to Common Shares but, unlike the table above, assumes that the Fund does not issue Preferred Shares or utilize any other form of Financial Leverage. In accordance with these assumptions, the Fund's expenses would be estimated as follows:

                                                        PERCENTAGE OF NET ASSETS
                                                             ATTRIBUTABLE TO
                                                        COMMON SHARES (ASSUMES NO
                                                           FINANCIAL LEVERAGE)
                                                           -------------------
    ANNUAL EXPENSES
      Management fees.................................                       .70%
      Interest payments on borrowed funds.............                       None
      Other expenses..................................                       .20%
      Total annual expenses...........................                       .90%



    The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The "Other expenses" shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations (calculated on an annualized basis) unless otherwise indicated and assume that the Fund issues approximately 25,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, the Fund's expense ratio as a percentage of net assets would increase. See "Management of the Fund."


EXAMPLE




    As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45, estimated expenses of this offering of $2 and the estimated Fund Preferred Share offering costs of $7 assuming Preferred Shares are issued representing 36% of the Fund's capital after issuance) that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total annual expenses" of 1.49% of net assets attributable to Common Shares and (2) a 5% annual return*:



                                     CUMULATIVE EXPENSES PAID
                                        FOR THE PERIOD OF:
                                ----------------------------------
                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
An investor would pay the
  following expenses on a
  $1,000 investment, assuming
  a 5% annual return
  throughout the periods......   $68      $99     $131      $222


---------


  * THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE ASSUMED. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE HIGHER OR LOWER THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

                                    THE FUND


    The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a statutory trust on February 12, 2004 pursuant to a Certificate of Trust and is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. Its principal office is located at 210 North Hale Street, Wheaton, Illinois 60187, and its telephone number is (630) 784-6300. Except as otherwise noted, all percentage limitations set forth in this prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.


                                USE OF PROCEEDS


    The net proceeds of the offering of Common Shares will be approximately
$         ($         if the underwriters exercise the overallotment option in
full) after payment of the estimated offering costs. The Fund will pay all of its offering costs up to $.03 per Common Share, and the Investment Adviser and the Investment Sub-Adviser have agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load but including certain partial reimbursements of the expenses of the underwriters) that exceed $.03 per Common Share, such amounts to be allocated between the Investment Adviser and the Investment Sub-Adviser as agreed by such parties. The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments.


                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE


    The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

    Under normal market conditions, the Fund will invest primarily in portfolio of securities as follows:


     - MUNICIPAL SECURITIES PORTFOLIO. The Fund will invest at least 50%, and may invest up to 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and, which is not a preference item for purposes of the alternative minimum tax applicable to individuals and certain other non-corporate taxpayers ("municipal securities"). The Investment Adviser will manage the Fund's assets allocated to the Municipal Securities Portfolio.



     - EQUITY AND INCOME SECURITIES PORTFOLIO. The Fund will invest at least 40%, and may invest up to 50%, of its total assets in common stocks and preferred securities ("equity securities"), that are eligible to pay dividends which, for individual shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends") and in other income securities, including debt securities, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. In connection with the foregoing policy, under normal market conditions the Fund will invest at least 25% of its total assets in equity securities. The Investment Sub-Adviser will provide day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. A substantial portion of the Equity and Income Securities Portfolio will be invested in securities that the Investment Sub-Adviser believes are eligible to pay tax-qualified dividends.


     - ALLOCATION BETWEEN THE MUNICIPAL SECURITIES PORTFOLIO AND THE EQUITY AND INCOME SECURITIES PORTFOLIO. The percentage of the Fund's assets allocated to the Municipal Securities Portfolio and the Equity and Income Securities Portfolio at any time will be determined by the Investment Adviser upon consultation with the Investment Sub-Adviser, and will be based generally upon the Investment Adviser's outlook for the equity and municipal securities markets and the Investment Sub-Adviser's outlook for the equity market. The Fund anticipates that, initially, approximately 55% of its total assets will be invested in municipal securities and approximately 45% of its total assets will be invested in equity and other income-producing securities.


    Under normal market conditions, the Fund will invest at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income. Investing in income securities that do not qualify to pay tax-qualified dividends or in debt securities other than municipal securities are not principal investment strategies of the Fund.



    The Fund's total return will consist of a combination of (i) tax-exempt income, (ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of tax qualified dividends or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from federal income tax.


MUNICIPAL SECURITIES


    The Fund's Municipal Securities Portfolio may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. In managing the Municipal Securities Portfolio, the Investment Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Fund's portfolio, the Investment Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Investment Adviser's investment staff.



    MUNICIPAL SECURITIES SELECTION. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. The Investment Adviser considers both broad economic and issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objective. The Investment Adviser anticipates that the Fund's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. The Fund will not invest 25% or more of its assets in municipal securities backed by revenues in the same industry. The Investment Adviser considers both broad economic and issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objective. In assessing the appropriate maturity, rating and sector weightings of the Municipal Securities Portfolio, the Investment Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Investment Adviser determines the preferable characteristics of its assets allocated to municipal securities, the Investment Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.



    The Investment Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the overall sector and regional weightings of the Municipal Securities Portfolio on that determination. Once the Investment Adviser establishes the overall regional and sector weightings, the Investment Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Fund's portfolio management team also maintains frequent contact with the Investment Adviser's investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Investment Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Investment Adviser has a fundamental bias towards long-term security selection, rather than engaging in frequent "market timing" or short-term trading. There can be no assurance that the process will be successful.



    CREDIT MANAGEMENT. The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 20% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Investment Adviser to be of comparable credit quality). Municipal securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Municipal securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal payments may be moderate and not well-safeguarded during both good and bad times. Municipal securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be low, and such municipal securities are more vulnerable to nonpayment than obligations rated

BB. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitment on municipal securities. Municipal securities rated Caa, Ca or C by Moody's or CCC, CC or C by S&P are generally speculative to a high degree. These municipal securities may be in default or they may present elements of danger with respect to principal or interest. Generally, the issuers are dependent upon favorable business, financial and economic conditions to meet their financial commitments on such municipal securities. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase.



    The Investment Adviser will determine the allocation of the Municipal Securities Portfolio among securities with different credit ratings depending upon the Investment Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and below-investment grade securities widens, the Investment Adviser will allocate a greater portion of the Fund's assets to below-investment grade municipal securities. If the spread based on relative credit quality narrows, the Investment Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Fund's portfolio. As the economy strengthens and the default risk lessens, the Investment Adviser may increase the Fund's investment in lower quality, below-investment grade securities. The Investment Adviser also seeks to mitigate the risks of investing in below-investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below-investment grade securities that are private activity bonds, the Investment Adviser intends to emphasize securities that are backed by revenue from publicly traded companies. The Investment Adviser believes that this focus offers the potential for an informational advantage due to the substantial reporting requirements of public companies. With respect to investments in below-investment grade private activity bonds, the Investment Adviser also seeks to leverage its corporate credit research capabilities by selecting securities for the Fund payable from revenue derived from corporate issuers followed by the Investment Adviser's staff. The Investment Adviser believes that a prudent blend of investment grade and below-investment grade municipal securities offers investors the opportunity for high current yield without undue credit risk. Covering a broad range of sectors and issuers, below-investment grade municipal securities traded in 2003 with historically wide spreads and what the Investment Adviser believes to be attractive valuations relative to investment grade municipal securities. High yield municipal securities have at times tended to show low correlation to other asset classes, including corporate bonds, U.S. Treasury securities and equity securities, providing diversification potential to an investment portfolio.



    DURATION OF MUNICIPAL SECURITIES PORTFOLIO. The Investment Adviser will select municipal securities for the Municipal Securities Portfolio with a view to monitoring the duration of the Fund's portfolio of municipal securities, based primarily on the Investment Adviser's outlook for interest rates. The Investment Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Investment Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The longer the duration of the Fund's portfolio, the more sensitive it generally is to changes in interest rates. For example, if the duration of the Fund's portfolio of municipal securities were six years, the value of that portfolio may be expected to decrease or increase by 6% for every 1% increase or decrease in the level of interest rates. The Investment Adviser anticipates that the average duration of the Municipal Securities Portfolio will range from 4 years to 12 years; however, the Investment Adviser is not restricted as to such range if the Investment Adviser determines a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. The Investment Adviser will modify the average duration of the Municipal Securities Portfolio in response to market conditions. The Investment Adviser may employ certain strategies to reduce the Fund's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Investment Adviser will do so or that such strategies will be successful.



    TAXATION OF MUNICIPAL SECURITIES. Although distributions of interest income from the Fund's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, are not. In addition, gains on sales of the common shares are not generally exempt from regular federal income tax.



    INTEREST RATE AND HEDGING TRANSACTIONS. The Investment Adviser may, but is not required to, utilize a variety of strategic transactions to seek to protect the value of the Fund's assets in the Municipal Securities Portfolio against the volatility of interest rate changes and other market movements. The Fund may seek to hedge its Municipal Securities Portfolio against changes in interest rates using exchange-traded futures and option contracts, options on futures contracts, or through over-the-counter dealer transactions in caps, swap agreements or options thereon. In large part, the success of the Fund's hedging activities depends on the Investment Adviser's ability to forecast movement in securities prices and interest rates and there can be no assurance that the Investment Adviser's judgment in this respect will be accurate. Although the Fund's strategic transactions, if any, are designed to reduce volatility of the Fund's net assets attributable to its Municipal Securities Portfolio, these transactions involve investment techniques and risks different from those associated with portfolio transactions in municipal securities. Distributions by the Fund of any income or gains realized on the Fund's strategic transactions generally will not be tax-advantaged income (i.e., they will be taxed at ordinary income tax rates). Rating agency guidelines in connection with the Fund's utilization of financial leverage through the issuance of Preferred Shares may limit the ability of the Fund to engage in certain hedging transactions. There is no assurance that the Fund will undertake any such hedging transactions or that, if undertaken, that any such hedging strategies will be successful.


EQUITY AND INCOME SECURITIES


    Under normal market conditions, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in "equity securities" that are eligible to pay "tax-qualified dividends" and in other income securities, including debt securities, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates (the "Equity and Income Portfolio"). The percentage of the Fund's assets allocated to the Equity and Income Securities Portfolio at any time will be determined by the Investment Adviser upon consultation with the Investment Sub-Adviser, and will be based generally upon the Investment Adviser's outlook for the equity and municipal securities markets and the Investment Sub-Adviser's outlook for the equity securities market. The Investment Sub-Adviser will be responsible for the day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. A substantial portion of the Equity and Income Securities Portfolio will be invested in securities that the Investment Sub-Adviser believes qualify to pay tax-qualified dividends.



    Subject to the Fund's investment objective and policies, the Investment Sub-Adviser retains broad discretion to allocate the portion of the Fund's investments of the Equity and Income Securities Portfolio among common and preferred stocks and other income securities. The Equity and Income Securities Portfolio is not limited either in the types of equity and income securities or the market capitalization of issuers in which it may invest. Although the Equity and Income Securities Portfolio will ordinarily focus its equity investments in securities of U.S. issuers, subject to the limitation of the Fund's investments in equity securities and its focus on equity securities that pay tax-qualified dividends, the Fund may invest in ADR's and in other dollar-denominated securities of foreign issuers located in any geographic region. The Fund will not concentrate its investments in a particular industry but is not precluded from focusing investments in issuers in a group of industries in related sectors (such as different types of utilities industries).



    TAX QUALIFIED DIVIDENDS. Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass through the tax treatment of tax-qualified dividends it receives from such corporations to its shareholders. For the Fund to receive tax-qualified dividends generally, the Fund must hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). Although current law only provides a 120-day and 180-day period for holding such stock, a proposed technical correction to the law would extend such periods to 121-days and 181-days. The Treasury Department and the Internal Revenue Service have announced that taxpayers may apply the extended periods as if the legislation were already enacted in filing their federal income tax returns. The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For an individual shareholder to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-qualified dividends, the shareholder must hold his or her shares of the Fund for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. For example, assume that the ex-dividend date established for a dividend paid with respect to the common stock of a corporation held by the Fund is July 1. The Fund must hold the common stock on the record date and must have held it for at least 61 days (including the record date) during the 121-day period from May 2 to and including August 30. Similarly, assuming that the ex-dividend date established for a dividend paid with respect to shares of the Fund is August 1, a shareholder must have held the Fund's shares on the record date and have held such shares for at least 61 days during the period from June 2 to and including September 30 for the shareholder to receive tax-qualified dividends from the Fund. Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends. The provisions of the Code, applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken.



    SELECTION OF EQUITY SECURITIES. The Investment Sub-Adviser pursues a relative value oriented philosophy and intends to focus its equity selection on the higher dividend-paying stocks that meet its investment criteria. Typically, the Investment Sub-Adviser prefers to invest in equity securities of companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet have an above market average current yield or a ratio of price-to-earnings or price-to-book value that is below the long-term average for that company.



    The Investment Sub-Adviser's equity security selection process focuses primarily on bottom-up fundamental research within the context of overall top-down economic outlook. Through valuation analysis, the Investment Sub-Adviser seeks undervalued sectors, industries and companies in the market. In conducting its assessment, the Investment Sub-Adviser uses tools and measures such as a dividend discount model, relative value screens, price-to-earnings ratios, price-to-book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The Investment Sub-Adviser invests in stocks of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and to other companies in the market. From this equity security selection process, the Investment Sub-Adviser will then invest in the higher dividend paying stocks for the Equity and Income Securities Portfolio.



    In managing the Equity and Income Securities Portfolio, the Investment Sub-Adviser will pursue the Fund's investment objective by selecting for investment, from the universe of all equity securities that meet the Investment Sub-Adviser's investment parameters, securities which the Sub-Adviser believes will pay tax-qualified dividends and will provide the potential for appreciation of capital. On a quarterly basis (or more frequently as market conditions dictate), the Investment Sub-Adviser will reapply its investment strategy and will make portfolio adjustments.



    The Investment Sub-Adviser typically sells securities when economic, valuation and fundamental criteria are no longer met; more attractive alternatives are found; or their price targets have been met. For the Equity and Income Securities Portfolio any stock may be sold for the purpose of improving the current dividend yield. The Investment Sub-Adviser intends to hold most stocks for the requisite period to produce tax-qualified dividends. However, the Investment Sub-Adviser may sell some stocks prior to completing the required holding period.



    OTHER INCOME SECURITIES. In addition to investing in equity securities that pay tax-qualified dividends, the Investment Sub-Adviser may invest in other income securities, including debt instruments, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. Such other income securities may include below investment grade quality securities, subject to the limitation that the Fund will not invest more than 20% of its total assets in income securities rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Investment Sub-Adviser to be of comparable credit quality). To the extent that the Fund invests in such securities, the Fund will generate ordinary income taxable to shareholders at ordinary income tax rates and may not be able to achieve its objective of a high level of total after-tax return, including attractive tax-advantaged income. For any year, so long as the Fund's ordinary income taxable to shareholders at ordinary income tax rates and net realized short-term capital gains are fully offset by expenses of the Fund (other than expenses allocable to tax-exempt interest), all of the Fund's income distributions, other than distributions of tax-exempt income, would be characterized as tax-qualified dividends to the extent of the aggregate dividends received by the Fund that is qualified dividend income within the meaning of Section 1(h)(11)(B) of the Code. Although the Investment Sub-Adviser intends to invest the total assets in the Equity and Income Securities Portfolio primarily in equity securities that pay tax-qualified dividends and to satisfy the holding period requirements, a portion of the Fund's income distributions may be taxable as ordinary income.


OTHER TAX MANAGEMENT STRATEGIES

    Taxes have a major influence on the net returns that investors receive on their taxable investments. Distributions of income, other than tax-qualified dividends, and distributions of net realized short-terms gains (on securities held for one year or less) are taxable as ordinary income, at U.S. federal income tax rates as high as 35%, whereas distributions of tax-qualified dividends and net capital gain (on securities held by the Fund for more than one year) are taxable at rates of up to 15%. As described above, the Fund seeks to provide a high level of total after-tax return in part by minimizing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.


    The Fund also seeks to achieve favorable after-tax returns in part by reducing the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Investment Adviser and the Investment Sub-Adviser attempt to minimize distributions of long-term capital gains taxable to shareholders by avoiding, to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the Investment Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Investment Adviser and the Investment Sub-Adviser may sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on securities and securities indexes and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. There is no assurance that the Fund will use these strategies or that they will be successful if used. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-qualified dividends and certain options and other risk reduction techniques may reduce the holding period for securities held by the Fund such that dividends paid with respect to such securities would not be eligible for treatment as tax-qualified dividends.


OTHER INVESTMENTS

    Normally, the Fund will invest substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

PORTFOLIO CONTENTS

    SECURITIES RATINGS. Securities rated Baa by Moody's are considered by Moody's as medium to lower medium investment grade securities; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and to repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rating categories. Fixed income securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and to repay principal and are commonly referred to as "junk bonds" or "high yield securities." Such securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated fixed income securities.


    The descriptions of the rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by Moody's and S&P in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (1), (2) and (3) in the case of Moody's and (+) and (-) in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest shall apply at the time of acquisition and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or the percentage limitation is exceeded as a result of changes in the market value of the Fund's portfolio securities. The Fund is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading. When a security is rated by more than one of these rating agencies, the Investment Adviser will use the highest rating in applying its investment policies.



    MUNICIPAL SECURITIES. Municipal securities are often issued to obtain funds for various public purposes, including refunding outstanding obligations, funding for general operating expenses and lending to other public institutions and facilities. Municipal securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The obligations of the issuer of a revenue obligation may, in addition, be backed by a letter of credit from a bank, a guarantee from another issuer or insurance. The credit rating assigned to municipal securities may reflect the existence of these guarantees, letters of credit or other credit enhancement features. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities.


    One or a small number of institutional investors, such as the Fund, may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities may be readily marketable.


    Although distributions of interest income from the Fund's municipal securities are generally exempt from regular federal income tax, such distributions may be subject to the alternative minimum tax and distributions from other sources, including capital gain distributions, and any gains on the sale of your common shares are not. You should consult your tax adviser as to whether you will be subject to state and local taxes on your distributions from the Fund.



    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress regarding the federal income tax status of interest on municipal securities. Such proposals, if enacted, would materially and adversely affect the Fund.


    MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. The Fund may invest in municipal leases and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance.

Municipal leases frequently involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure fully to recover the Fund's original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

    A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal securities, plus accrued interest.


    Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation.



    In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the obligation; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.



    MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.


    TAX-EXEMPT COMMERCIAL PAPER. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance the working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


    PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.



    PRIVATE ACTIVITY BONDS. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. Although the Fund will seek to limit its investments in private activity bonds, to the extent that the Fund does invest in such bonds, the interest income from such bonds may in certain circumstances subject individual and certain other non-corporate investors to the federal alternative minimum tax.



    RESIDUAL INTEREST MUNICIPAL SECURITIES. The Fund may invest in residual interest municipal securities whose interest rate bears an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates, rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively new and volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in the long-term interest rate may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Fund's use of leverage. Should short-term interest rates rise, the combination of the Fund's investment in inverse floaters and the use of leverage likely will adversely affect the Fund's income and distributions to Common Shareholders. Although the Fund is not limited with respect to its investment in residual interest municipal securities, the Fund does not initially intend to invest more than 10% of total assets in such securities.



    TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Municipal Securities Portfolio intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Investment Adviser intends to manage the Municipal Securities Portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.



    INSURED MUNICIPAL SECURITIES. The Municipal Securities Portfolio may invest in "insured" municipal securities, which are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Fund to receive at maturity the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. The Fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from S&P) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term.



    AUCTION RATE SECURITIES. The Municipal Securities Portfolio may invest in auction rate securities. Auction rate securities include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the securities' duration. The Fund's investments in auction rate securities of closed-end funds are subject to the limitations on investments in other investment companies prescribed by the 1940 Act. Dividends received by the Fund on such auction rate municipal securities will not be eligible for treatment as tax-qualified dividends.



    COMMON STOCKS. The Fund may invest up to 50% of its assets in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Investment Sub-Adviser generally expects to focus primarily on the security's dividend paying capacity rather than on its potential for capital appreciation.


    PREFERRED SECURITIES. The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.


    Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.



    Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.


    CONVERTIBLE SECURITIES. The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company.

Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Income payments received by the Fund on convertible fixed income obligations will not be eligible for treatment as tax-qualified dividends; dividend payments received by the Fund on convertible preferred stocks may be eligible for treatment as tax-qualified dividends.

    REAL ESTATE INVESTMENT TRUSTS (REITS). The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Generally, REIT income distributions will not, subject to certain limited exceptions, be eligible for treatment as tax-qualified dividends.


    FOREIGN SECURITIES. The Fund will ordinarily focus its investments in securities of U.S. issuers, but may invest without limit in U.S. dollar denominated ADRs of foreign issuers. The Fund will invest in securities of foreign issuers located only in industrialized countries.


    TAXABLE DEBT SECURITIES. The Fund may invest in taxable debt securities. Taxable debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates. Income payments received by the Fund on debt securities will not be eligible for treatment as tax-qualified dividends.

    MONEY MARKET INSTRUMENTS. Money market instruments include short-term U.S. government securities, U.S. dollar denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself. Income payments received by the Fund on money market securities received by the Fund will not be eligible for treatment as tax-qualified dividends.

    U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business

Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by:
(i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid. Income payments on U.S. government securities received by the Fund will not be eligible for treatment as tax-qualified dividends.


    ILLIQUID SECURITIES. The Fund may invest up to 20% of its total assets in illiquid securities (that is, securities that are not readily marketable). Liquidity of a security relates to the ability to easily dispose of a security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. Illiquid securities include, but are not limited to restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Fund's Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period of time may elapse between the Fund's decision to sell and when the Fund is actually permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which would have prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.



    OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.

    The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. Income generated from the Fund's investment in another investment company may not be tax-exempt or eligible for treatment as tax-qualified dividends.

    STANDBY COMMITMENTS. In order to enhance the liquidity of municipal securities, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or "liquidity put," depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms. Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security. The right to sell may be exercisable on demand or at specified intervals and may form part of a security or be acquired separately by the Fund.

    Because the period prior to the put date is generally less than 365 days, the Fund generally values the municipal securities subject to standby commitments at amortized cost. The Board of Trustees has adopted procedures pursuant to which the Investment Adviser may determine that amortized cost represents the fair value of these securities. The exercise price of the standby commitments is expected to approximate such amortized cost. Consequently, no separate value is assigned to standby commitments for purposes of determining the Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers that present a minimal risk of default. However, this policy reduces, but does not eliminate, the risk of default by the standby commitment writer.


    ZERO COUPON SECURITIES. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds.



    STRATEGIC TRANSACTIONS. The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Investment Adviser may seek to use the practices to further the Fund's investment objective in connection with the assets in the Municipal Securities Portfolio, it is not expected that the Investment Sub-Adviser will utilize such practices with respect to assets in the Equity and Income Securities Portfolio, and no assurance can be given that these practices will, if utilized, achieve their desired results.



    The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Income payments received by the Fund from Strategic Transactions generally will not be eligible for treatment as tax-qualified dividends.


    Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Strategic Transactions depends on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

    A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

    SHORT SALES. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box). In a short sale against the box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock.


    The ability to use short sales against the box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Fund's taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales. Dividends received on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged income).


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Investment Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. Income payments received by the Fund from repurchase agreements generally will not be eligible for treatment as tax-qualified dividends.


    LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.



    As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to organizations whose credit quality or claims paying ability is considered by the Investment Adviser to be at least investment grade quality. The Investment Adviser will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets. Income realized by the Fund from securities lending and payments in lieu of dividends on loaned stock will not be eligible for treatment as tax-qualified dividends.


    PORTFOLIO TURNOVER. It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

FUNDAMENTAL INVESTMENT POLICIES


    The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental investment policies, as well as the investment objective of the Fund and the Fund's policy of investing at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income, may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting as a single class, as well as by the vote of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or
(ii) is less. See "Investment Restrictions" in the Statement of Additional Information for a complete list of the fundamental investment restrictions of the Fund.



    The Fund may become subject to guidelines that are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from a nationally recognized statistical ratings organization ("NRSRO") in connection with the Fund's utilization of Financial Leverage. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objective.


RATIONALE FOR INVESTING IN THE FUND'S COMMON SHARES


    The Investment Adviser believes that the investment of the Fund's assets primarily in municipal securities and equity securities which pay tax-qualified dividends and other income-producing securities offers investors the potential to earn a high level of total after-tax return, comprised in part of tax-advantaged income, while offering potential for capital appreciation through participation in the equity markets.


INVESTMENT PHILOSOPHY


    INVESTMENT ADVISER. In managing the Fund's Municipal Securities Portfolio, the Investment Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Municipal Securities Portfolio, the Investment Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Investment Adviser's investment staff. The Investment Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the Fund's overall sector and regional weightings on that determination. Once the Investment Adviser establishes the overall regional and sector weightings, the Investment Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Investment Adviser's portfolio management team also maintains frequent contact with the Investment Adviser's investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Investment Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Investment Adviser has a fundamental bias towards long-term security selection, rather than engaging in frequent "market timing" or short-term trading. There can be no assurance that the process will be successful.



    INVESTMENT SUB-ADVISER. The Investment Sub-Adviser pursues a relative value-oriented philosophy and intends to focus on the higher dividend-paying stocks that meet its investment criteria. Typically, the Investment Sub-Adviser prefers to invest in companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet have an above market-average current yield or a ratio of price-to-earnings or price-to-book value that is below the long-term average for that company.



    The Investment Sub-Adviser's equity security selection process focuses primarily on bottom-up fundamental research within the context of overall top-down economic outlook. Through valuation analysis, the Investment Sub-Adviser seeks undervalued sectors, industries and companies in the market. In conducting its assessment, the Investment Sub-Adviser uses tools and measures such as a dividend discount model, relative value screens, price-to-earnings ratios, price-to-book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The Investment Sub-Adviser invests in stocks of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and to other companies in the market. From this equity security selection process, the Investment Sub-Adviser will then invest in the higher dividend paying stocks for the Equity and Income Securities Portfolio.



    In managing the Equity and Income Securities Portfolio, the Investment Sub-Adviser will pursue the Fund's investment objective by selecting for investment, from the universe of all equity securities that meet the Investment Sub-Adviser's investment parameters, securities which the Sub-Adviser believes will pay tax-qualified dividends and will provide the potential for appreciation of capital. Investments by the Investment Sub-Adviser in other income-oriented securities will be based primarily on an assessment by the Sub-Adviser of the balance sheet condition of the underlying companies and their ability to support the current level of dividend or interest payments. On a quarterly basis (or more frequently as market conditions dictate), the Investment Sub-Adviser will reapply its investment strategy and will make portfolio adjustments.



    The Investment Sub-Adviser typically sells securities when economic, valuation and fundamental criteria are no longer met; more attractive alternatives are found; or their price targets have been met. For the Equity and Income Securities Portfolio any stock may be sold for the purpose of improving the current dividend yield. The Investment Sub-Adviser intends to hold most stocks for the requisite period to produce tax-qualified dividends. However, the Investment Sub-Adviser may sell some stocks prior to completing the required holding period.


                           USE OF FINANCIAL LEVERAGE


    The Fund may seek to enhance the level of the Fund's current income through the use of financial leverage. The Fund may leverage through the issuance of preferred shares ("Preferred Shares"). The Fund may also borrow or issue debt securities ("Borrowings," and collectively with the Preferred Shares, "Financial Leverage") for financial leveraging purposes and for temporary purposes such as settlement of transactions. Under current market conditions, the Fund intends to utilize Financial Leverage within approximately three months of the completion of this offering of its Common Shares through the issuance of Preferred Shares in an amount not expected to exceed 36% of the Fund's total assets (including the proceeds of Preferred Shares offering). Preferred Shares will have seniority over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. There is no assurance that the Fund will utilize Financial Leverage or that, if utilized, that the Fund's leveraging strategy will be successful.



    PREFERRED SHARES. Approximately one to three months after completion of the Common Shares offering, the Fund intends currently to issue Preferred Shares representing approximately 36% of the Fund's total assets (including the proceeds from the Preferred Shares offering) immediately after their issuance. Such offering is subject to market conditions and the Fund's receipt of a top credit rating on the Preferred Shares from one or more NRSROs (most likely Moody's and/or S&P). The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's or S&P. See "Appendix A--Ratings of Investments" in the Statement of Additional Information.



    Because the aggregate liquidation preference of Preferred Shares will have a senior claim on the assets of the Fund, changes in the value of the Fund's portfolio securities, including costs attributable to Preferred Shares, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the Financial Leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using Financial Leverage, the fees paid to the Investment Adviser for advisory services will be higher than if the Fund did not use Financial Leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the proceeds from the Financial Leverage. If the Fund issues Preferred Shares, the Common Shareholders will bear the offering costs of the issuance of any Preferred Shares, which are currently expected to be approximately 1.25% of the total amount of the gross proceeds of the Preferred Shares offering.


    Under the 1940 Act, the Fund may not issue Preferred Shares unless, immediately after such issuance, it has an "asset coverage" of at least 200%. For these purposes, "asset coverage" means the ratio of (i) total assets less all liabilities and indebtedness not represented by "senior securities" to
(ii) the amount of "senior securities representing indebtedness" plus the "involuntary liquidation preference" of the Preferred Shares. "Senior security" means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. "Senior security representing indebtedness" means any "senior security" other than equity shares. The "involuntary liquidation preference" of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.

    In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%.


    If Preferred Shares are outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the unlikely event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shares would be entitled to elect a majority of the Trustees of the Fund. The failure to pay dividends or make other distributions could result in the Fund's ceasing to qualify for treatment as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares.


    The Fund may be subject to certain restrictions imposed either by guidelines of one or more NRSROs that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser or the Investment Sub-Adviser, as the case may be, from managing the Fund's assets in accordance with the Fund's investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on Preferred Shares (expected to be AAA/Aaa), the Fund will not issue Preferred Shares.


    BORROWINGS. As noted above, the Fund is also authorized to borrow or issue debt securities ("Borrowings") for financial leveraging purposes and for temporary purposes such as settlement of transactions. The Fund does not currently intend to utilize Borrowings for Financial Leverage. Under the 1940

Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless, immediately after the borrowing or commercial paper or note issuance, the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or other Borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or other Borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other Borrowings to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.


EFFECTS OF FINANCIAL LEVERAGE


    Assuming (1) that the proceeds from the issuance of Preferred Shares will represent in the aggregate approximately 36% of the Fund's total assets after such Financial Leverage, and (2) the Fund will pay dividends with respect to such Preferred Shares at an annual average rate of 1.50%, then the incremental income generated by the Fund's portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately .54% to cover such dividends specifically related to the Preferred Shares. Of course, these numbers are merely estimates used for illustration. Actual dividend rates may vary frequently and may be significantly higher or lower than the rate estimated above.



    The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 36% of the Fund's total assets after such issuance and the Fund's currently projected dividend rate of 1.50%. See "Risks" and "Use of Financial Leverage." The table does not reflect any offering costs of Common Shares or Preferred Shares.



Assumed portfolio total
  return.................    (10.00)%   (5.00)%    0.00%  5.00%  10.00%
Common Share total
  return.................    (16.47)%   (8.66)%   (0.84)%  6.97%  14.78%



    Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund's net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund's portfolio and not the performance of the Fund's Common Shares, the value of which will be determined by market and other factors.


    During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Investment Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund's Managed Assets.

Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund's Common Shareholders will bear the cost of the Fund's fees and expenses.

    Unless and until the Fund utilizes Financial Leverage, the Common Shares will not be leveraged and this section will not apply.

                                     RISKS

    The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program, and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your Common Shares at any point in time may be worth less than the amount you invested, even after taking into account the reinvestment of Fund dividends and other distributions.

NEWLY ORGANIZED

    The Fund is newly organized and has no operating history.

INVESTMENT RISK

    An investment in the Fund is subject to investment risk, including possible loss of the entire principal amount that you invest.

COMMON SHARE MARKET RISK

    Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and other distributions. The value of the Fund's portfolio securities will fluctuate, sometimes rapidly and unpredictably. The Fund intends to utilize Financial Leverage, which magnifies this market risk. Your investment in Common Shares will represent an indirect investment in equity securities, and other securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The prices of the equity securities and other securities in which the Fund will invest will fluctuate from day to day and may--either in the near term or over the long run--decline in value. The value of the Common Shares may be affected by a decline in financial markets in general.

    The Fund intends to utilize Financial Leverage, which magnifies stock market risks. See "--Financial Leverage Risk."

TAX RISK


    The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income, the attractiveness of investing in municipal securities and equity securities that pay tax-qualified dividends in relation to other investment alternatives may be affected by changes in federal income tax laws and regulations, including changes in the tax-qualified dividend provisions. The provisions of the Code applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Any proposed or actual changes in such rates or the exempt status of municipal securities, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities and the Fund's investments in equity securities that pay tax-qualified dividends. This could in turn affect the Fund's net asset value and ability to acquire and dispose of municipal securities and equity securities at desirable yields or returns and price levels. There can be no assurance as to the portion of the Fund's dividends that will be tax-exempt or tax-qualified. Tax-exempt dividends may in any case be subject to state or local income taxes. Additionally, the Fund is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.


MUNICIPAL SECURITIES MARKET RISK

    The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.

    The ability of a municipal issuer to meet its obligations on municipal securities (other than private activity bonds) is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and repay principal on the municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.


    The amount of public information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Investment Adviser than would a fund that invests entirely in stocks or taxable bonds. The secondary market for municipal bonds, particularly below-investment grade municipal securities in which the Fund will invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal securities at attractive prices.


    Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war and expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

INCOME AND INTEREST RATE RISK

    The income shareholders receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund's investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks.

    Interest rate risk is the risk that the municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund's net assets) will decline in value because of changes in interest rates. Interest rate risk includes the following risks:

    - If interest rates go up, the value of municipal securities and debt (and, in certain cases, equity) securities in the Fund's portfolio generally will decline.

    - During periods of declining interest rates, an issuer may exercise its option to redeem municipal securities or prepay principal of debt securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.


    - During periods of rising interest rates, the average life of certain types of debt securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.


    The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is using leverage.

CREDIT RISK


    Credit risk is the risk that an issuer of a municipal bond or other debt security, or counterparty to a derivative contract, will become unable to meet its obligation to make interest and principal payments or to otherwise satisfy its obligations. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. Sizable investments in revenue obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality. The Fund may be subject to other forms of credit risk associated with counterparties to a derivatives contract and related instruments.


RISKS IN INVESTING IN BELOW INVESTMENT GRADE SECURITIES


    The Fund may invest up to 20% of its assets in fixed income securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or lower by S&P, or unrated securities determined by the Investment Adviser to be of comparable credit quality. Investment in fixed income securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. Debt securities in the lowest investment grade category may also be considered to have speculative characteristics by certain ratings agencies. The market values for high yield fixed income securities tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:


    - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

    -  greater risk of loss due to default or declining credit quality;

    - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

    - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

    Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase during 2004, potentially decreasing the tax and other revenue of municipal issuers, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by high yield municipal issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

    The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

    Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

MATURITY RISK


    The Fund may invest in municipal securities of any maturity, although the Investment Adviser anticipates that the Fund will generally invest in intermediate to long-term municipal securities. The Investment Adviser anticipates that the average duration of the Fund's Municipal Securities Portfolio will range from 4 years to 12 years; however, the Investment Adviser is not restricted to such range if the Investment Adviser determines a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the Fund's municipal security investments may affect the volatility of the Fund's Common Share price.


CALL RISK


    The issuers of municipal securities and other debt securities held by the Fund may call, or prepay principal due on, their securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. The Fund also may lose the premium paid for the securities.


RISKS OF MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION

    The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly and result in a delay in recovering or the failure fully to recover the Fund's original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which merely represent an interest in municipal leases or installment contracts, involve the same risks as the underlying municipal leases. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation. Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for purposes of the Fund's limitation on investments in illiquid securities.


GEOGRAPHICAL AND SECTOR RISK


    The Fund may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Fund will not invest more than 25% of its total assets in issuers in a single industry or municipal securities backed by assets and revenues of similar projects. Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Fund. Within the Fund's portfolio of municipal securities, the Fund may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Investment Adviser anticipates that the Fund's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Investment Adviser will attempt to diversify the Fund's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Fund is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the Fund's portfolio may be adversely affected by developments in a single state, region or economic sector. Concentration of the Fund's investments in one or a limited number of states or economic sectors will subject the Fund, to a greater extent than if such investments were not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of concentration. The Fund has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state but may do so in the future. To the extent that the Fund invests more than 25% of its assets in municipal securities of issuers in a single state, the Fund will be exposed to a greater degree to risks associated with that specific state, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state, which may adversely affect tax receipts and other municipal revenue. The Fund will not send a notice to shareholders if 25% or more of the Fund's assets are represented by municipal issuers in a single state. However, the Fund's annual and semi-annual financial statements will disclose the percentage of the Fund's assets invested in each state and the Fund will issue a press release in the event that more than 25% of the value of the Fund's total assets are invested in municipal securities of issuers located in a single state, identifying the state and including appropriate risk disclosure as to such state. To the extent that the Fund focuses its assets in the hospital and healthcare sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

    The Fund may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is dependent upon the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws, could adversely affect the tobacco industry, which, in turn, could have an adverse affect on tobacco-related municipal securities. Under normal market conditions, the Fund intends to limit its investment in tobacco settlement bonds to approximately 10% of the Fund's total assets.


INTEREST RATE AND HEDGING TRANSACTIONS RISK



    The Fund may engage in various strategic transactions to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally. These transactions include the use of derivatives, such as exchange-traded financial futures and option contracts, options on futures contracts or over-the-counter dealer transactions in caps, swap agreements or swaptions. Such transactions subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these transactions may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to the holders of the Fund's common shares as discussed above under "Financial Leverage Risk." The Fund is not required to use derivatives or other strategic transactions and may not do so. Income earned by the Fund from many hedging activities will be treated as capital gain (and often short-term capital gain) and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There can be no assurance that the Fund's strategic transactions will be effective.



DERIVATIVES RISK



    The use by the Fund of futures contracts, options on futures contracts and other derivative instruments such as swaps and caps to seek to hedge interest rate risks involves special considerations and risks, as described below. The use of such contracts may be limited by NRSROs in connection with the Fund's obtaining an investment grade rating of its Preferred Shares or Borrowings.



     - Successful use of hedging transactions depends upon the Fund's ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.



     - There might be imperfect correlation, or even no correlation, between the price movements of a derivatives contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.



     - Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.



     - There is no assurance that a liquid secondary market will exist for any particular derivatives contract at any particular time. If the Fund were unable to liquidate or offset a derivatives position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

     - There is no assurance that the Fund will use hedging transactions. For example, if the Investment Adviser believes that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.


VALUE INVESTING RISK


    The Fund focuses investments in the Equity and Income Securities Portfolio on dividend-paying common and preferred stocks that the Investment Sub-Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant under performance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.


COMMON STOCK RISK

    The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events, such as unfavorable earnings reports, negative press releases and market-related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.

SPECIAL RISKS RELATED TO PREFERRED SECURITIES

    There are special risks associated with the Fund's investments in preferred securities:

     - LIMITED VOTING RIGHTS. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

     - SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

     - DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

     - SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

     - LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

CONVERTIBLE SECURITIES RISK


    The preferred securities and debt securities in which the Equity and Income Securities Portfolio invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase, and conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.


FOREIGN SECURITIES RISK


    Although the Fund will limit its investment in securities of foreign issuers to U.S. dollar denominated ADRs, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:


     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.


     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Investment Sub-Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable.


     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

     - Withholdings and other non-U.S. taxes may decrease the Fund's return.


    There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. Even the markets for relatively widely traded securities in certain non-U.S. markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.



    Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years.



SMALL- AND MEDIUM-SIZED COMPANIES RISK



    The Fund may invest in companies of any size, including small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospectus than are larger-sized, more established companies.


ILLIQUID INVESTMENTS RISK


    Illiquid securities may be difficult to dispose of at a fair price at the times when the Investment Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Investment Adviser anticipates that its research efforts and investment approach will result in a significant portion of the Fund's assets being invested in thinly traded securities, including both illiquid securities and liquid securities as to which the trading market is less active than comparable issues.


RISKS OF CONFLICTING INTERESTS OF HOLDERS OF COMMON AND PREFERRED SHARES

    Although the Fund's Common Shares and Preferred Shares both represent an interest in the same underlying pool of assets, the interests of the holders of Common Shares and any Preferred Shares will differ. The Preferred Shares will earn a dividend at a fixed rate or a rate that is determined by a periodic auction process. Dividends on any Preferred Shares may include an obligation to make a "gross-up" payment in certain circumstances if any of the income distributed by the Fund to holders of the Preferred Shares is subject to regular federal income tax. Any such payment would be paid out of Fund assets attributable to holders of the Common Shares. The Preferred Shares will be entitled to that dividend rate, and no more, regardless of the income of the Fund. The holders of the Common Shares will bear all of the expenses of the Fund, including the offering costs of the Preferred Shares. In order to obtain a favorable rate or rating on the Preferred Shares, the Fund is expected to agree to certain limitations on its investments and activities. These limitations are intended to protect the interests of the holders of the Preferred Shares and not the holders of the Common Shares. If the Fund does not comply with these limitations, the Fund would be required to redeem some or all of the Preferred Shares at par before any dividend or other payment is made to the holders of the Common Shares. In addition, the Fund will not be able to pay dividends on the Common Shares at any time when a dividend payment on the Preferred Shares is past due or the Fund is obligated to redeem Preferred Shares but has not yet set aside assets for such purpose. The holders of the Preferred Shares will be entitled under the 1940 Act to elect two members of the Board of Trustees and to elect a majority of the Board of Trustees if the Fund has defaulted on its obligations on the Preferred Shares and such default has continued for a period of two or more years. The holders of Preferred Shares will also be entitled to vote as a separate class on certain matters, including the conversion of the Fund to an open-end investment company, which may prevent the Common Shareholders from controlling the Fund as to such matters even though the Common Shares represent a majority of the economic interests in the Fund.

FINANCIAL LEVERAGE RISK


    Utilization of Financial Leverage is a speculative investment technique and involves certain risks to the Common Shareholders. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in their market value. So long as the Fund is able to realize a higher net return on the portfolio securities that it purchases with the proceeds from any Financial Leverage than the then-current cost of any Financial Leverage together with other related expenses, the effect of the Financial Leverage will be to cause Common Shareholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any Financial Leverage, together with other related expenses, approaches the net return on the portfolio securities purchased with the proceeds of such Financial Leverage, the benefit of Financial Leverage to Common Shareholders will be reduced, and if the then-current cost of any Financial Leverage were to exceed the net return on the portfolio securities purchased with the proceeds of such Financial Leverage, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. There can be no assurance that the Fund's leverage strategy will be successful. In addition, investment by the Fund in residual interest municipal securities may amplify the effects of Financial Leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's income and distributions to Common Shareholders.



    Because Preferred Shares have priority, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund intends currently to issue Preferred Shares representing approximately 36% of the Fund's total assets immediately after the time of issuance. See "Use of Financial Leverage."


    Certain types of Borrowings may result in the Fund's being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares, commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.


    To the extent that the Fund is required or elects to redeem any Preferred Shares or prepay any Borrowings, the Fund may need to liquidate investments to Fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders. In addition, such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap. See "Interest Rate Transactions."



FUND DISTRIBUTION RISK



    Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder's tax basis in the Common Shares (generally, the amount paid for the Common Shares). See "Taxation." In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.


MARKET PRICE DISCOUNT FROM NET ASSET VALUE


    The Fund has been structured as a closed-end investment company because, unlike open-end mutual Funds, (i) the securities of closed-end funds are not redeemable, which enables the fund to invest substantially all of its assets in pursuit of the fund's investment objective and (ii) closed-end funds have greater flexibility in the utilization of Financial Leverage. However (unlike open-end mutual funds), shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities, and the risk of loss may be greater for investors expecting to sell their shares relatively soon after completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of the sales load and the Fund's offering costs up to and including $.03 per Common Share. The net asset value of Common Shares will be further reduced by the underwriting fees and issuance costs of any Preferred Shares, if and when offered. Whether an investor will realize gain or loss on the sale of Common Shares will depend not on the Fund's net asset value but on whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. The market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the Fund's control. The Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.


INFLATION RISK


    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the cost of any variable rate Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders.


CURRENT DEVELOPMENTS

    As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

ANTI-TAKEOVER PROVISIONS


    The Fund's Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert it to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

    The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser and the Investment Sub-Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

THE INVESTMENT ADVISER


    Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., serves as the Investment Adviser of the Fund pursuant to an investment advisory agreement with the Fund (the "Investment Advisory Agreement"). Subject to the general supervision of the Fund's Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. Pursuant to the Investment Advisory Agreement, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. Claymore Advisors, LLC acts as investment adviser to two other recently organized closed-end investment companies. Claymore Securities, Inc., an affiliate of the Investment Adviser, and one of the underwriters, acts as servicing agent to various investment companies and specializes in the creation, development and distribution of investment solutions for advisers and their valued clients. Claymore Advisors, LLC's principal offices are located at 210 N. Hale Street, Wheaton, Illinois.



    The Investment Adviser is also responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated to the Municipal Securities Portfolio and overseeing the activities of the Fund's Investment Sub-Adviser, which is responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated to the Equity and Income Securities Portfolio.



    Vincent Giordano, Senior Managing Director of Municipal Investment Management for Claymore Advisors, LLC and his team will manage the Fund's Municipal Securities Portfolio. Mr. Giordano's investment management experience dates back to the 1970's, and he currently leads the Investment Adviser's municipal bond investment management team. He previously served as Senior Vice President and Portfolio Manager of the tax-exempt department with Merrill Lynch Asset Management/Merrill Lynch Investment Managers.



    As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, at an annual rate equal to .70% of the Fund's average daily total assets (including the assets attributable to the proceeds from any Financial Leverage) minus liabilities (other than liabilities related to any Financial Leverage) (the "Managed Assets"). The liquidation preference of the Preferred Shares, if any, is not a liability. Under the terms of the investment sub-advisory agreement between the Investment Adviser and the Investment Sub-Adviser, the Investment Adviser pays to the Investment Sub-Adviser monthly a fee at the annual rate of .42% of the Fund's average daily Managed Assets attributable to the Equity and Income Securities Portfolio. To the extent the Investment Adviser is obligated to pay one or more of the underwriters in this offering, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, amounts representing additional compensation as described under the caption "Underwriting" in this prospectus, the Investment Sub-Adviser shall be responsible for 34% of such compensation where such additional payments have been agreed to by the Investment Adviser and the Investment Sub-Adviser.


THE INVESTMENT SUB-ADVISER


    The Investment Adviser has retained Thompson, Siegel & Walmsley, Inc. to act as the investment sub-adviser for the portion of the Fund's assets allocated to Equity and Income Securities Portfolio. TS&W, organized as an investment adviser since 1970 and located in Richmond, Virginia, provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. The Investment Adviser (and not the Fund) will pay a portion of the fees it receives to the Investment Sub-Adviser in return for its services. As of December 31, 2003, TS&W managed approximately $4.5 billion in total assets. TS&W is wholly owned by Old Mutual (US) Holdings Inc. The principal offices of TS&W are located at 5000 Monument Avenue, Richmond, Virginia.



    The Equity and Income Securities Portfolio will be managed jointly by a senior investment policy committee of the Sub-Adviser and a portfolio manager, Paul A. Ferwerda. Mr. Ferwerda, CFA, a Senior Vice President and Portfolio Manager, has 17 years of experience with the Sub-Adviser, and has 22 years of equity investment management experience.


OLD MUTUAL


    Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a London-based, multi-national financial services firm. As of December 31, 2003, Old Mutual plc and its affiliates had an aggregate of over $230 billion of assets under management. Old Mutual plc is among the top 50 global financial services firms, based on assets under management.



INVESTMENT ADVISORY AGREEMENT



    Pursuant to the Investment Advisory Agreement, in addition to the fees of the Investment Adviser described above, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser or the Sub-Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


    Because the fees received by the Investment Adviser are based on the Managed Assets of the Fund (including assets represented by the proceeds of any Financial Leverage), the Investment Adviser has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Investment Adviser and the holders of the Fund's Common Shares. Because holders of the Fund's Preferred Shares or its Borrowings receive a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred in the issuance of any Financial Leverage, are paid only by the Common Shareholders and not by holders of Preferred Shares or Borrowings. See "Use of Financial Leverage."

                                NET ASSET VALUE


    The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities (including from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.


    The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees of the Fund believe accurately reflects fair value. The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the NYSE.

    The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

    If the Investment Adviser believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees of the Fund believe accurately reflects fair value.

    Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                                 DISTRIBUTIONS

MANAGED DISTRIBUTION POLICY

    In order to allow its holders of Common Shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell Common Shares, the Fund has adopted a policy (which may be modified at any time by its Board of Trustees) of paying quarterly distributions on its Common Shares at a rate that represents a fixed percentage of the initial

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public offering price on an annualized basis, and an additional distribution on an annual basis of any realized income in excess of the quarterly distributions for that year.

    The Fund's dividend policy requires exemptive relief from the Securities and Exchange Commission prior to its implementation. There is no assurance that the Fund would be able to obtain the necessary exemptive relief.


    The Fund expects that dividends paid on the Common Shares will consist of
(i) tax-exempt income, (ii) qualified dividend income (income from domestic and certain foreign corporations), (iii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months) and (iv) investment company taxable income, short-term capital gain and income from certain hedging and interest rate transactions. For individuals, the maximum federal income tax rate on qualified dividend income is 15%, on long-term capital gains is currently 15% and on other types of income is 35%. These tax rates are scheduled to apply through 2008. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income. If, for any calendar year, the Fund's total distributions exceed net investment income and net realized capital gain (any such excess, the "Excess"), the Excess distributed from the Fund's assets would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's basis in his or her Common Shares with any amounts exceeding such basis treated as gain from the sale of Common Shares.


    Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

LEVEL RATE DIVIDEND POLICY

    Until such time, if any, that the Fund obtains the necessary exemptive relief to implement the Managed Distribution Policy described above, the Fund intends to make regular quarterly cash distributions to Common Shareholders at a fixed rate per Common Share based on its projected performance, which rate may be adjusted from time to time ("Level Rate Dividend Policy"). The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on Preferred Shares, if any, and interest and required principal payments on Borrowings, if any.


    Quarterly dividends will be paid in March, June, September and December of each year. Initial distributions to Common Shareholders are expected to be declared and paid approximately 90 days from the completion of this offering, depending upon market conditions. Over time, all the net investment income of the Fund will be distributed. The net income of the Fund will consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund will be accrued each day. See "Taxation."

    To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.


                      AUTOMATIC DIVIDEND REINVESTMENT PLAN


    Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York, which is agent under the Plan, unless the shareholder elects to receive cash. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York as dividend disbursing agent.


    Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the dividend reinvestment Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

    Participants in the Plan have the option of making additional cash payments to the Plan agent, monthly, for investment in Common Shares as applicable. Such payments may be made in any amount from $250 to $10,000. The Plan agent will use all Funds received from participants to purchase Common Shares of the Fund in the open market on or about the 15th of each month. The Plan agent will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments approximately 10 days before the

15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.

    The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant.

    In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.


    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to The Bank of New York, 101 Barclay Street, New York, New York 10286, Phone Number: (212) 815-2060.


                           DESCRIPTION OF THE SHARES

    The following is a brief description of the terms of the Common Shares. This description does not purport to be complete and is qualified by reference to the Fund's Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents").

GENERAL


    The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of February 12, 2004. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay a pro rata amount of certain expenses of the Fund such as charges of distribution, expenses of the custodian or transfer agent, shareholder servicing or similar agent, as determined from time to time by the Board of Trustees by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. Though the Fund expects to pay dividends quarterly on the Common Shares, it is not obligated to do so. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.


    The Fund has no present intention of offering any additional Common Shares. Any additional offerings of Common Shares will require approval by the Fund's Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which generally provides that Common Shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund's outstanding voting securities.

    The Fund's Common Shares are expected to be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "TYW."



    The Fund's net asset value per share will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund. See "Use of Proceeds." Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell Common Shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise.


VOTING RIGHTS

    Until any Preferred Shares are issued, holders of the Fund's Common Shares will vote as a single class to elect the Fund's Board of Trustees and on additional matters with respect to which the 1940 Act mandates a vote of the Fund's shareholders. If Preferred Shares are issued, holders of Preferred Shares will have the right to elect two of the Fund's Trustees, and will have certain other voting rights. See "Anti-Takeover Provisions in the Fund's Governing Documents."

BOOK-ENTRY

    The Common Shares will initially be held in the name of Cede & Co., as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of the Common Shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Common Shares will be deemed the beneficial owners of Common Shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Common Shares may obtain registered certificates by contacting the Transfer Agent.

PREFERRED SHARES

    The Governing Documents authorize the issuance of an unlimited number of Preferred Shares, par value $0.01 per share, in one or more series, with rights as determined by the Board of Trustees. Such shares may be issued by action of the Board of Trustees without the approval of the Common Shareholders.


    The Fund's Board of Trustees anticipates authorizing an offering of Preferred Shares (representing approximately 36% of the Fund's total assets immediately after the time the Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such offering is subject to market conditions, a credit rating of AAA/Aaa from an NRSRO, and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. Although the terms of the Preferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Governing Documents) if and when it authorizes a Preferred Shares offering, the Board expects that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 or 28 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated below.


    LIMITED ISSUANCE OF PREFERRED SHARES. The issuance of Preferred Shares is subject to certain limitations under the 1940 Act, including a limit on the aggregate liquidation value and the Fund's ability to declare cash dividends or other distributions on Common Shares under certain circumstances. See "Use of Financial Leverage" and "Risks--Financial Leverage Risk."

    DISTRIBUTION PREFERENCE. The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

    LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.


    VOTING RIGHTS. Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this prospectus, the Statement of Additional Information or the Governing Documents and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.



    Holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Board of Trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined class vote of the holders of Preferred Shares and Common Shares. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents" and the Statement of Additional Information under "Preferred Shares--Voting Rights."


    REDEMPTION, REPURCHASE AND SALE OF PREFERRED SHARES. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or repurchase Preferred Shares. Any redemption or repurchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares. See "Use of Financial Leverage."

BORROWINGS

    The Fund is permitted, without prior approval of the Common Shareholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

    LIMITATIONS. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Financial Leverage" and "Risks--Financial Leverage Risk."

    DISTRIBUTION PREFERENCE. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

    VOTING RIGHTS. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

    The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Preferred Shares or Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Governing Documents.

                   ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
                           FUND'S GOVERNING DOCUMENTS

    The Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.


    The Governing Documents require a vote by holders of at least 75% of the shares of the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Shareholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Shareholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Shareholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to
(1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board of Trustees, including a majority of the Trustees who are not "interested persons," of the Fund, as defined in the 1940 Act ("Independent Trustees"), then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board of Trustees, including a majority of the Independent Trustees, no Shareholder vote is required to authorize such action. The term "Principal Shareholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required by the 1940 Act. The Board of Trustees believes that the provisions of the Governing Documents relating to such a higher vote are in the best interest of the Fund and its Shareholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act.


    The Board is classified into three classes, each with a term of three years with only one class of Trustees standing for election in any year. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Trustees may be removed from office only for cause and only by vote of at least 75% of the shares entitled to be voted for such Trustee in an election of Trustees.

    Reference should be made to the Governing Documents on file with the Securities and Exchange Commission for the full text of these provisions.

                           CLOSED-END FUND STRUCTURE


    The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the Fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds, like the Fund, generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.



    Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end fund, which would also require a super majority vote of the shareholders of the Fund. Before deciding whether to take action to convert the Fund to an open-end fund, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount and market considerations.


                          REPURCHASE OF COMMON SHARES


    The Fund is a closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its Common Shares from time to time as and when it deems such a repurchase advisable. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board of Trustees may consider the repurchase of its Common Shares on the open market or in private transactions. Pursuant to the 1940 Act, the Fund may repurchase its Common Shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such Common Shares) or pursuant to tenders and may also repurchase Common Shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase Common Shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

    When the Fund repurchases its Common Shares for a price below net asset value, the net asset value of the Common Shares that remain outstanding generally will be enhanced, but this does not necessarily mean that the market price of the outstanding Common Shares will be affected, either positively or negatively.

                                    TAXATION

    The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.


    The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay
U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a maximum 35% U.S. federal income tax rate and, when such income is distributed, to a further tax at the shareholder level. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

    The Fund intends to invest a significant portion of its assets in municipal securities so that it will be permitted to pay "exempt-interest dividends" as defined under applicable U.S. federal income tax law. The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt exempt-interest dividends to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, that is, obligations described in Section 103(a) of the Code. Provided these tests are met, that part of the Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual percentage of tax-exempt income earned by the Fund during any particular month. That portion of the Fund's dividends and distributions not designated as tax-exempt will be taxable as described below.



    A portion of the Fund's expenditures that would otherwise be deductible will not be allowed as deductions by reason of the Fund's investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund's aggregate expenses as the percentage of the Fund's aggregate income that constitutes exempt interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount.


    Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users.

    Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

    The Fund seeks to invest its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with its investment objective. In addition to investing in equity securities that pay tax-qualified dividends, the Fund may also invest a portion of its portfolio in debt and equity securities the income on which is taxable at ordinary income tax rates, and may engage in other transactions generating gain or income which is not tax-exempt, for example, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into swaps, options and futures transactions. The Fund's distributions from such gain or income will not be "exempt-interest dividends," as described above, and accordingly will be taxable.

    Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.


    Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, such distributions, other than exempt-interest dividends, generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain holding period and other requirements are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.



    Dividend income distributed to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income," as that term is defined in
Section 1(h)(11) of the Code, from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income.


    In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends, and dividends received by the Fund from REITs are qualified dividends only in limited circumstances. Dividends distributed to shareholders attributable to income from such investments and from the Fund's investments in debt securities, auction rate preferred stock or any other investments that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income, unless 95% or more the Fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the Fund, in which case all dividends attributable to such gross income will be taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if certain holding period and other requirements are met.


    A dividend paid by the Fund to a common shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Although current law only provides a 120-day period for holding such stock, a proposed technical correction to the law would extend such period to 121-days. The Treasury Department and the Internal Revenue Service have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax returns.

    Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things,
(i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (which, as discussed above, will reduce the amount of exempt-interest dividends that the Fund may pay), (ii) convert tax-advantaged income into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.


    Shareholders receiving a distribution in the form of additional shares issued by the Fund will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when the Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually, and shareholders receiving distributions in the form of additional shares of the Fund will receive a report as to the net asset value of those shares.


    If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) to claim refunds to the extent the credit exceeds such liabilities. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.


    Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

    The exclusion from gross income of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exclusion under the tax laws of any state or local taxing authority, which laws vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements which the Fund makes no commitment to seek to satisfy. However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exclusion from gross income, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

    The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, other than exempt interest dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


    The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus.

                                  UNDERWRITING


    Subject to the terms and conditions stated in a purchase agreement dated
           , 2004, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.



                                                      NUMBER OF
UNDERWRITER                                         COMMON SHARES
-----------                                         -------------
    Merrill Lynch, Pierce, Fenner & Smith
               Incorporated.......................
    Advest, Inc...................................
    BB&T Capital Markets, a division of Scott &
               Stringfellow, Inc. ................
    Robert W. Baird & Co. Incorporated............
    Claymore Securities, Inc......................
    Ferris, Baker Watts, Incorporated.............
    J.J.B. Hilliard, W.L. Lyons, Inc. ............
    Janney Montgomery Scott LLC...................
    Legg Mason Wood Walker, Incorporated..........
    McDonald Investments Inc., a KeyCorp
               Company............................
    Morgan Keegan & Company, Inc. ................
    RBC Capital Markets Corporation...............
    Stifel, Nicolaus & Company, Incorporated......
    SunTrust Capital Markets, Inc. ...............
    Wedbush Morgan Securities.....................
                                                     -----------
              Total...............................
                                                     ===========



    The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund, the Investment Adviser and the Investment Sub-Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the 1933 Act or to contribute payments the underwriters may be required to make for any of those liabilities.


COMMISSIONS AND DISCOUNTS


    The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the
public offering price less a concession not in excess of $   per share. The
sales load the Fund will pay of $.675 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a
discount not in excess of $   per share on sales to other dealers. After the
initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before
           , 2004.

    The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.


                                     PER SHARE  WITHOUT OPTION  WITH OPTION
                                     ---------  --------------  -----------
    Public offering price..........    $15.00         $              $
    Sales load.....................     $.675         $              $
    Estimated offering expenses....      $.03         $              $
    Proceeds, after expenses, to
  the Fund.........................   $14.295         $              $



    The expenses of the offering are estimated at $     and are payable by the
Fund. The Fund has agreed to pay the underwriters $.005 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount payable by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the Common Shares sold in this offering. The Investment Adviser and the Investment Sub-Adviser have agreed to pay (i) all organizational expenses and (ii) offering costs of the Fund (other than the sales load but including certain partial reimbursements of the expenses of the underwriters) that exceed $.03 per Common Share (.20% of the offering price), such amounts to be allocated between the Investment Adviser and the Investment Sub-Adviser as agreed by such parties. To the extent that
aggregate offering expenses are less than $.03 per Common Share, up to   % of
the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services they provide to the Fund. Claymore Securities, Inc. is an affiliate of the Investment Adviser of the Fund.


OVERALLOTMENT OPTION


    The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that underwriter's initial amount reflected in the above table.


PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS


    Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing our Common Shares. However, the representatives may engage in transactions that stabilize the price of our Common Shares, such as bids or purchases to peg, fix or maintain that price.



    If the underwriters create a short position in the Common Shares in connection with the offering, I.E., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize its price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

    Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.


    The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and certain transactions related to the Fund's Plan.


    The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.


    The Common Shares will be sold to ensure that the NYSE distribution standards (i.e., round lots, public shares and aggregate market value) will be met.


OTHER RELATIONSHIPS


    The Investment Adviser has also agreed to pay a fee from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. This additional compensations will be payable quarterly at the annual rate of ..15% of the Fund's Managed Assets during the continuance of the Investment Advisory Agreement between the Investment Adviser and the Fund. Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed, as requested by the Investment Adviser, to, among other things, provide certain after-market shareholder support services, including services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The total amount of these additional compensation payments to Merrill Lynch, Pierce,
Fenner & Smith Incorporated will not exceed   % of the total price to the public
of the Common Shares sold in this offering.



    Claymore Securities, Inc., an affiliate of the Fund and the Investment Adviser, will provide distribution assistance in connection with the sale of the Common Shares of the Fund, and may pay compensation to their respective employees who assist in marketing securities. In connection with this distribution assistance, to the extent the offering expenses payable by the Fund
are less than $.03 per Common Share, the Fund will pay up to    % of the amount
of the total price to the public of the Common Shares sold in this offering, up to such expense limit, to Claymore Securities, Inc. as payment for its distribution assistance. Accordingly, the amount payable by the Fund to Claymore
Securities, Inc. for its distribution assistance will not exceed    % of the
total price to the public of the Common Shares sold in this offering. Claymore Securities, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers and is a party to the purchase agreement.



    The total amount of these additional compensation payments and reimbursements, the amount paid to Claymore Securities, Inc. for its distribution assistance, plus the partial reimbursement of certain offering and legal expenses of the underwriters (as described above) will not exceed 4.5% of the total price to the public of the Common Shares sold in this offering. The sum total of all compensation to underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation to and reimbursement of expenses of underwriters, will be limited to 9.0% of the total price to the public of the Common Shares sold in this offering.

    One or more of the underwriters of Common Shares may also act as an underwriter of the Preferred Shares.


    The principal address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Trade Center, New York, New York 10080. The principal address of Claymore Securities, Inc. is 210 N. Hale Street, Wheaton, Illinois 60187.


                  ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

    The Custodian, Administrator, Transfer Agent, Fund accountant and dividend-paying agent of the Fund is The Bank of New York. As Custodian, The Bank of New York performs custodial, Fund accounting and portfolio accounting services, and as Administrator, The Bank of New York calculates the net asset value of the common shares and generally assists in all aspects of the administration and operation of the Fund.

    The Bank of New York's offices are located at 101 Barclay Street, New York, New York 10286.

                                 LEGAL OPINIONS


    Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois ("Skadden"), and for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden.


                             ADDITIONAL INFORMATION


    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.



    The Fund's Common Shares are expected to be listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.



    This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the 1933 Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).


                         PRIVACY PRINCIPLES OF THE FUND

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

    Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

    The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser and their delegatees and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION


The Fund..............................................................     1
Investment Objective and Policies.....................................     1
Investment Restrictions...............................................    14
Management of the Fund................................................    17
Portfolio Transactions................................................    24
Portfolio Turnover....................................................    25
Taxation..............................................................    25
General Information...................................................    33
Appendix A--Ratings of Investments....................................   A-1
Appendix B--Proxy Voting Procedures...................................   B-1
Report of Independent Auditors........................................  FS-1
Financial Statements for Fund.........................................  FS-2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Until                     , 2004 (25 days after the date of this prospectus),
all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


[TS&W Logo]                                                      [Claymore Logo]

                                            SHARES


                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND



                                 COMMON SHARES
                                $15.00 PER SHARE


                               -----------------
                                   PROSPECTUS
                               -----------------


                              MERRILL LYNCH & CO.


                                  ADVEST, INC.
                              BB&T CAPITAL MARKETS
                             ROBERT W. BAIRD & CO.
                           CLAYMORE SECURITIES, INC.
                              FERRIS, BAKER WATTS
                                  INCORPORATED
                       J.J.B. HILLIARD, W.L. LYONS, INC.
                          JANNEY MONTGOMERY SCOTT LLC
                             LEGG MASON WOOD WALKER
                                  INCORPORATED
                           MCDONALD INVESTMENTS INC.
                         MORGAN KEEGAN & COMPANY, INC.
                              RBC CAPITAL MARKETS
                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED
                           SUNTRUST ROBINSON HUMPHREY
                           WEDBUSH MORGAN SECURITIES


                                           , 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   SUBJECT TO COMPLETION DATED MARCH 19, 2004

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

                                     COMMON SHARES


                                $15.00 PER SHARE

                                ----------------

                      STATEMENT OF ADDITIONAL INFORMATION

    TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax- advantaged income.


    This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated
            , 2004 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing common shares. A copy of the Prospectus may be
obtained without charge, by calling the Fund at             . This SAI
incorporates by reference the entire Prospectus.


    The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission (the "SEC") upon payment of the fee prescribed, or inspected at the SEC's office or via its website (www.sec.gov) at no charge.

                               TABLE OF CONTENTS


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                                                                PAGE
The Fund....................................................       1

Investment Objective and Policies...........................       1

Investment Restrictions.....................................      14

Management of the Fund......................................      17

Portfolio Transactions......................................      24

Portfolio Turnover..........................................      25

Taxation....................................................      25

General Information.........................................      33

Appendix A--Ratings of Investments..........................     A-1

Appendix B--Proxy Voting Procedures.........................     B-1

Report of Independent Auditors..............................    FS-1

Financial Statements for Fund...............................    FS-2
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     THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED             , 2004.
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                                    THE FUND


    The Fund is a newly organized, diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund's common shares of beneficial interest, par value $0.01 (the "Common Shares"), are expected to be listed on the New York Stock Exchange under the trading or "ticker" symbol "TYW." Claymore Advisors, LLC (the "Investment Adviser") serves as the investment adviser of the Fund. The Investment Adviser has retained Thompson, Siegel & Walmsley, Inc. (the "Investment Sub-Adviser") to act as the investment sub-adviser for the portion of the Fund's assets allocated to equity and income securities.


                       INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INVESTMENT POLICIES

    The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.


    Under normal market conditions, the Fund invests in a portfolio consisting primarily of (i) debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax ("municipal securities") and (ii) common stocks and preferred securities ("equity securities") that pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends"). The Fund invests at least 50%, and may invest up to 60%, of its total assets in municipal securities (the "Municipal Securities Portfolio"). The Fund invests at least 40%, and may invest up to 50%, of its total assets in equity securities and other income securities (the "Equity and Income Securities Portfolio"). In connection with the foregoing policy, in normal market conditions the Fund will invest at least 25% of its total assets in equity securities. Under normal market conditions, the Fund will invest at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged dividends. Investments in equity securities that do not qualify to pay tax-qualified dividends and non-municipal debt securities are not a principal investment strategy. The Fund is not limited in the types of equity and other securities in which it may invest.



    The Fund's total return will consist of a combination of (i) interest income exempt from regular U.S. federal income tax ("tax-exempt income"),
(ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of tax-qualified dividends or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular U.S. federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular U.S. federal income tax.


MUNICIPAL OBLIGATIONS

    MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue

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anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, bank notes and commercial paper.

    - Tax Anticipation Notes ("TANs") are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    - Revenue Anticipation Notes ("RANs") are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    - Bond Anticipation Notes ("BANs") are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the Funds needed for repayment of the notes. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    - Tax and Revenue Anticipation Notes combine the Funding sources of both tax anticipation notes and revenue anticipation notes.

    - Construction Loan Notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default.

    - Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes have risks similar to the risks associated with TANs and RANs.

    - Tax-Exempt Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Payment of principal and interest on issues of tax-exempt commercial paper may be made from various sources, to the extent the Funds are available therefrom. Maturities of tax-exempt commercial paper generally will be shorter that the maturities of TANs, BANs or RANs. There is a limited secondary marked for issues of tax-exempt commercial paper.

    Certain municipal bonds carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt market index. While the various types of notes described above as a group currently represent the major portion of the tax-exempt note market, other types of notes are or may become available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

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    MUNICIPAL BONDS WITH CREDIT ENHANCEMENTS.  The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The insurance only entitles the Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. The Fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's Investors Service, Inc. ("Moody's") or AAA from Standard & Poor's Ratings Group ("S&P")) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance Funds to purchase tendered bonds that cannot be re-marketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.


    ZERO-COUPON BONDS AND STEP-UPS. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and step-ups generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds and step-ups. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and step-ups may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.


    STRUCTURED NOTES AND HYBRID INSTRUMENTS. The Fund may invest in "structured" notes, which are debt obligations the principal and/or interest on which is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or

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differential performance of the referenced index(es) or other asset(s).
Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and, thereby, decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from regular federal income tax. Like other sophisticated strategies, the Fund's use of the structured notes may not work as intended; for example, the change in the value of structured notes may not match very closely the change in the value of the bonds that the structured notes were purchased to hedge.

    The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike many debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.


DEBT SECURITIES SELECTION--EQUITY AND INCOME SECURITIES PORTFOLIO



    In selecting fixed income securities for the Equity and Income Securities Portfolio, the Investment Sub-Adviser, gives primary consideration to the Fund's investment objective, the attractiveness of the market for debt securities given the Investment Sub-Adviser's outlook for the equity markets and the Fund's liquidity requirements. The Investment Sub-Adviser selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.


CONVERTIBLE DEBT SECURITIES

    The Fund may invest in convertible debt securities, which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Income payments received by the Fund on convertible debt securities will not be eligible for treatment as tax-qualified dividends.

DEBT SECURITIES RATING CRITERIA

    Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, the

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Investment Sub-Adviser will consider if any action is appropriate in light of the Fund's investment objective and policies.

    Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See Appendix A for a description of rating categories.

    Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

    The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

    Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

    Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Investment Sub-Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

U.S. GOVERNMENT SECURITIES

    U.S. government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates,

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maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

    U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these Funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

WARRANTS AND STOCK PURCHASE RIGHTS

    The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

    The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

    As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

    The Fund may purchase and sell securities, including U.S. government securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the Fund has

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committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. See "Asset Segregation."

    When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

    When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

SHORT SALES AGAINST THE BOX

    The Fund may sell securities short "against the box." A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use short sales against the box to hedge. For example, when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

    If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which

    The Fund may make short sales against the box. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property pursuant to short sales will not be eligible for treatment as tax-qualified dividends.

ASSET SEGREGATION

    The Investment Company Act of 1940, as amended (the "1940 Act") requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund's portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or the Investment Adviser will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

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INTEREST RATE AND HEDGING TRANSACTIONS

    INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (I.E., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

    In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (E.G., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

    The Fund usually will enter into interest rate swaps on a net basis (I.E., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

    The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (I.E., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

    Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

CREDIT DEFAULT SWAP AGREEMENTS

    The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

    Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk factors--Leverage" and "Leverage" in the prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

    If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

    The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    To hedge against changes in interest rates or securities prices or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

    FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

    When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

    Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

    HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

    On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the market to be less favorable than prices that are currently available.

    OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

    The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) that may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

    OTHER CONSIDERATIONS. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--I.E., futures contracts will be sold to protect against a decline in the price of that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

    As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's total assets. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

    Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options.

    While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

OPTIONS ON SECURITIES AND SECURITIES INDICES

    The Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

    WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

    A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

    Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

    WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES.  The Fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

    The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

    PURCHASING CALL AND PUT OPTIONS. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

    The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's holdings. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

    The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

    RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    The Fund may purchase and sell options that are traded on U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

    Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser or the Investment Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's or the Investment Sub-Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

    In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

PORTFOLIO TURNOVER

    It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the Fund and its shareholders.

                            INVESTMENT RESTRICTIONS


    The Fund operates under the following restrictions that constitute fundamental policies. These fundamental policies, as well as the investment objective of the Fund and the Fund's policy of investing at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged dividends, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or
(ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:


        1. Issue senior securities or borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

        2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

        3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

        4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

        5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

        6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to one-third of the Fund's total asset value, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

        7. Invest in a manner inconsistent with its classification as a "diversified company" as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief applicable to the Fund from provisions of the 1940 Act.


    For purposes of applying the limitation set forth in restriction (3) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. In addition, for the purpose of applying the limitation set forth in restriction (3), a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.


    Governmental issuers of municipal securities are not considered part of any "industry."


    All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares.



    The Fund has not adopted a fundamental policy prohibiting or limiting the Fund's use of short sales, purchases on margin and the writing of put and call options. The Fund is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Certain other non-fundamental investment policies are included in the Prospectus under "Investment Objective and Principal Investment Strategies" and this SAI under "Investment Objective and Policies."



    Under one provision of the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Other provisions of the 1940 Act may allow the Fund to invest a greater percentage of its assets in other investment companies subject to certain conditions. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

    In addition, to comply with U.S. federal income tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each tax year,
(a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Fund's total assets, the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer do not represent more than 5% of the value of the Fund's total assets and do not represent more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

    The Fund intends to apply for ratings for the preferred shares from one or more nationally recognized statistical rating organizations. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by such rating agency or agencies. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's holders of common shares or its ability to achieve its investment objective. The Fund presently anticipates that any preferred shares that it intends to issue would be initially given the highest ratings by such rating agency or agencies, but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the Fund.


    The Fund does not currently intend to acquire insurance coverage on municipal securities held in the Fund's portfolio ("Fund Insured Bonds"), if, after any such acquisition 10% or more of the Fund's total assets are represented by Fund Insured Bonds insured by the same insurance company or a related group of insurance companies. If Fund Insured Bonds insured by a single insurance company or related group of insurance companies represents more than 10% but less than 25% of the Fund's total assets, the Fund undertakes that it will amend its registration statement under the 1940 Act to include summary financial information and the credit ratings with respect to such insurance company or group of insurance companies. If Fund Insured Bonds insured by a single insurance company or related group of insurance companies represents 25% or more of the Fund's total assets, the Fund undertakes that it will amend its registration statement under the 1940 Act to include audited financial statements and an auditors' consent of such insurance company or group of insurance companies. The foregoing limitation and undertakings to not apply to insurance on any municipal securities at the time of the issuance of such municipal security or any secondary market insurance that was acquired by a prior holder of any municipal security in the Fund's portfolio.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

    Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, who has delegated responsibility for services regarding the Fund's assets allocated to the Equity and Income Securities Portfolio to the Investment Sub-Adviser. The day-to-day operations of the Fund are delegated to the Investment Adviser and Investment Sub-Adviser.

    The Trustees are divided into three classes. Trustees serve until their successors have been duly elected.


    Following is a list of the names, ages, addresses, present positions, length of time served with the Fund, principal occupations during the past five years and other directorships held by the Trustee.


                                                                                             NUMBER OF
INDEPENDENT TRUSTEES:                                                                        FUNDS IN
                                               TERM OF                                         FUND
                                             OFFICE AND                                     COMPLEX(2)
NAME (AND AGE), AND          POSITION HELD    LENGTH OF        PRINCIPAL OCCUPATION         OVERSEEN BY
BUSINESS ADDRESS(1)          WITH THE FUND   TIME SERVED      DURING PAST FIVE YEARS          TRUSTEE
-------------------          -------------   -----------   -----------------------------   -------------
Robert M. Hamje (61)         Trustee         Trustee       Presently retired. Advisor to         1
105 Greentree Road                           since 2004    the Cleveland Foundation
Chagrin Falls, OH 44022                                    Investment Committee.
                                                           Formerly, President and Chief
                                                           Investment Officer of TRW
                                                           Investment Management Company
                                                           from 1990-2003.

L. Kent Moore (47)           Trustee         Trustee       Formerly, Portfolio Manager           1
5460 South Quebec Street                     since 2004    and Vice President of Janus
Suite 230                                                  Capital Corp. (2000-2002) and
Greenwood Village, CO                                      Senior Analyst/Portfolio
80111                                                      Manager of Marisco Capital
                                                           Management (1997-1999).

Ronald A. Nyberg (50)        Trustee         Trustee       Founding partner of Nyberg &          3
200 East 5th Avenue                          since 2004    Gustafson, a law firm
Suite 116                                                  specializing in Corporate
Naperville, IL 60563                                       Law, Estate Planning and
                                                           Business Transactions from
                                                           2000-present. Formerly,
                                                           Executive Vice President,
                                                           General Counsel and Corporate
                                                           Secretary of Van Kampen
                                                           Investments (1982-1999).

Ronald E. Toupin Jr. (44)    Trustee         Trustee       Formerly, Vice President,             3
117 Ashland Avenue                           since 2004    Manager and Portfolio Manager
River Forest, IL 60305                                     of Nuveen Asset Management
                                                           (1998-1999), Vice President
                                                           of Nuveen Investment Advisory
                                                           Corporation (1992-1999), Vice
                                                           President and Manager of
                                                           Nuveen Unit Investment Trusts
                                                           (1991-1999) and Assistant
                                                           Vice President and Portfolio
                                                           Manager of Nuveen Unit
                                                           Investment Trusts
                                                           (1998-1999), each of John
                                                           Nuveen & Company, Inc.
                                                           (1982-1999).


INDEPENDENT TRUSTEES:

NAME (AND AGE), AND          OTHER DIRECTORSHIPS HELD BY
BUSINESS ADDRESS(1)                    TRUSTEE
-------------------         -----------------------------
Robert M. Hamje (61)
105 Greentree Road
Chagrin Falls, OH 44022
L. Kent Moore (47)
5460 South Quebec Street
Suite 230
Greenwood Village, CO
80111
Ronald A. Nyberg (50)       Director, Juvenile Diabetes
200 East 5th Avenue         Research Foundation, Chicago
Suite 116                   Chapter and Edward Hospital
Naperville, IL 60563        Foundation, Naperville, IL.
                            Trustee, North Park
                            University, Chicago, Advent
                            Claymore Convertible
                            Securities and Income Fund,
                            MBIA Capital/ Claymore
                            Managed Duration Investment
                            Grade Municipal Income Fund,
                            Western Asset/ Claymore U.S.
                            Treasury Inflation Protected
                            Securities Fund,
                            Dreman/Claymore Dividend &
                            Income Fund and Western
                            Asset/Claymore U.S. Treasury
                            Inflation Protected
                            Securities Fund 2.
Ronald E. Toupin Jr. (44)   Trustee, Advent Claymore
117 Ashland Avenue          Convertible Securities and
River Forest, IL 60305      Income Fund, MBIA Capital/
                            Claymore Managed Duration
                            Investment Grade Municipal
                            Fund, Western Asset/Claymore
                            U.S. Treasury Inflation
                            Protected Securities Fund,
                            Dreman/ Claymore Dividend &
                            Income Fund and Western
                            Asset/ Claymore U.S. Treasury
                            Inflation Protected
                            Securities Fund 2.

                                                                                             NUMBER OF
INTERESTED TRUSTEES:                                                                         FUNDS IN
                                               TERM OF                                         FUND
                                             OFFICE AND                                     COMPLEX(2)
NAME (AND AGE), AND          POSITION HELD    LENGTH OF        PRINCIPAL OCCUPATION         OVERSEEN BY
BUSINESS ADDRESS(1)          WITH THE FUND   TIME SERVED      DURING PAST FIVE YEARS          TRUSTEE
-------------------          -------------   -----------   -----------------------------   -------------
Nicholas Dalmaso (39)        Trustee and     Trustee       Senior Managing Director and          3
210 N. Hale Street           Chief Legal     since 2004    General Counsel of Claymore
Wheaton, IL 60187            and Executive                 Advisors, LLC and Claymore
                             Officer                       Securities, Inc. from
                                                           2001-present. Manager,
                                                           Claymore Fund Management
                                                           Company, LLC, Vice President
                                                           Boyar Value Fund. Formerly,
                                                           Assistant General Counsel,
                                                           John Nuveen and
                                                           Company, Inc. (1999-2001).
                                                           Former Vice President and
                                                           Associate General Counsel of
                                                           Van Kampen Investments, Inc.
                                                           (1992-1999).

Scott F. Powers (44)         Trustee         Trustee       Chief Executive Officer of            1
200 Clarendon Street                         since 2004    Old Mutual (U.S.) Holdings
T-53                                                       Inc. Chief Executive Officer
Boston, MA 02116                                           of Old Mutual Asset Managers
                                                           (U.S.) LLC. Prior to 2001,
                                                           Executive Vice President of
                                                           Sales and Marketing and
                                                           Product Development at Mellon
                                                           Institutional Asset
                                                           Management, Chief Operating
                                                           Officer and head of marketing
                                                           and client service for The
                                                           Boston Company Asset
                                                           Management (1989-1999).
                                                           Financial Advisor for Dean
                                                           Witter (1985-1989).


INTERESTED TRUSTEES:

NAME (AND AGE), AND          OTHER DIRECTORSHIPS HELD BY
BUSINESS ADDRESS(1)                    TRUSTEE
-------------------         -----------------------------
Nicholas Dalmaso (39)       Trustee, Advent Claymore
210 N. Hale Street          Equity Income Fund, Dreman/
Wheaton, IL 60187           Claymore Dividend & Income
                            Fund, MBIA Capital/Claymore
                            Managed Duration Investment
                            Grade Municipal Fund, Western
                            Asset/Claymore U.S. Treasury
                            Inflation Protection
                            Securities Fund, F&C Claymore
                            Preferred Securities & Income
                            Fund, Inc., Flaherty &
                            Crumrine/Claymore Total
                            Return Fund and Western
                            Asset/Claymore U.S. Treasury
                            Inflation Protected
                            Securities Fund 2.
Scott F. Powers (44)        Director, Acadian Asset
200 Clarendon Street        Management, Analytic
T-53                        Investors, Inc., Barrow
Boston, MA 02116            Hanley, Mewhinney &
                            Strauss, Inc., Clay
                            Finlay, Inc., Dwight Asset
                            Management Company,
                            eSecLending LLC, Integra
                            Capital Financial
                            Corporation, Integra Capital
                            Management Corporation,
                            Integra Capital Quebec
                            Corporation, Old Mutual Asset
                            Managers (US) LLC, Old Mutual
                            Asset Management Charitable
                            Foundation, Inc., Old Mutual
                            (US) Holdings Inc., Pilgrim
                            Baxter & Associates, Ltd.,
                            Provident Investment
                            Counsel, Inc., Rogge Global
                            Partners plc, Thompson,
                            Siegel & Walmsley, Inc.,
                            United Investments Co., Ltd.
                            and UAM (Japan) Inc.



(1) After a Trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves.



    -- Messrs. and Dalmaso and Hamje, as Class I Trustees, are expected to stand for re-election at the Fund's 2005 annual meeting of shareholders.



    -- Messrs. Moore and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders.



    -- Messrs. Toupin and Powers, as Class III Trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.



(2) As of the date of this SAI, there are three funds, including the Fund, in the "fund complex."

OFFICERS:
                                                                      PRINCIPAL OCCUPATION
NAME AND AGE                      POSITION                         DURING THE PAST FIVE YEARS
------------                 ------------------   ------------------------------------------------------------
Steven M. Hill (39)          Chief Financial      Vice President of Claymore Advisors, LLC and Claymore
                             Officer, Chief       Securities, Inc. Previously, Treasurer of Henderson Global
                             Accounting Officer   Funds and Operations Manager of Henderson Global Investors
                             and Treasurer        (NA) Inc. (2002-2003); Managing Director, FrontPoint
                                                  Partners LLC (2001-2002); Vice President, Nuveen Investments
                                                  (1999-2001); Chief Financial Officer, Skyline Asset
                                                  Management LP (1999); Vice President, Van Kampen Investments
                                                  and Assistant Treasurer, Van Kampen mutual funds
                                                  (1989-1999).

Matthew J. Applestein (42)   Vice President       Director of Investment Services of Old Mutual (US) Holdings
                                                  Inc. Previously, Senior Vice President of Consulting
                                                  Relationships for Fidelity Management Trust Company. Prior
                                                  to Fidelity, Mr. Applestein was employed by Coopers &
                                                  Lybrand.

Vincent R. Giordano (56)     Vice President       Senior Managing Director of Claymore Advisors, LLC.
                                                  Previously, Senior Vice President and Portfolio Manager of
                                                  Merrill Lynch Asset Management, Inc. (1985-2001).

Heidemarie Gregoriev (32)    Secretary            Assistant General Counsel and Vice President of Claymore
                                                  Securities, Inc. Previously, Legal Counsel for Henderson
                                                  Global Investors N/A Inc., Associate of Gardner, Carton &
                                                  Douglas LLP.

George Gregorio (55)         Vice President       Managing Director of Claymore Advisors, LLC. Previously,
                                                  Sell Side Analyst for JB Hanauer & Co.

Kevin M. Hunt (51)           Vice President       Executive Vice President and Chief Sales & Marketing Officer
                                                  of Old Mutual (US) Holdings Inc. Prior to 2002, Mr. Hunt was
                                                  a Managing Director at Morgan Stanley.

Anne S. Kochevar (40)        Vice President       Vice President, Compliance of Claymore Advisors, LLC and
                                                  Claymore Securities, Inc. Previously, Advertising Principal,
                                                  Allstate Financial Services, LLC, Compliance Coordinator for
                                                  Nuveen Investments and Vice President and Director of
                                                  Compliance for Van Kampen Investments.

Roberto W. Roffo (38)        Vice President       Managing Director of Claymore Advisors, LLC. Previously,
                                                  Director and Vice President of Merrill Lynch Investment
                                                  Managers.

Eric Wimer (36)              Vice President       Senior Product Manager of Old Mutual (US) Holdings Inc.
                                                  (2001-present). Previously, Senior Vice President of UAM
                                                  Investment Services (1997-2001).



    The Trustees serving on the Fund's Nominating Committee are Messrs. Hamje, Moore, Nyberg and Toupin. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.



    Messrs. Hamje, Moore, Nyberg and Toupin, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent accountants.



    Messrs. Dalmaso and Powers serve on the Fund's Executive Committee.


REMUNERATION OF TRUSTEES AND OFFICERS


    The Fund pays each Trustee who is not affiliated with the Investment Adviser, the Investment Sub-Adviser or their respective affiliates a fee of $12,000 per year, plus $1,000 per Board meeting and $500 per committee meeting attended, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.



    Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the Fund's fiscal year ended October 31, 2003. The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended October 30, 2004.



                                                                          PENSION OR
                                                                          RETIREMENT         TOTAL
                                                         AGGREGATE         BENEFITS      COMPENSATION
                                                         ESTIMATED        ACCRUED AS     FROM THE FUND
                                                       COMPENSATION      PART OF FUND   COMPLEX PAID TO
NAME (1)                                             FROM THE FUND (2)   EXPENSES (2)      TRUSTEES
--------                                             -----------------   ------------   ---------------
Robert Hamje.......................................       $18,000        None               $18,000
L. Kent Moore......................................       $18,000        None               $18,000
Ronald A. Nyberg...................................       $18,000        None               $41,500
Ronald E. Toupin, Jr...............................       $18,000        None               $41,500


------------------------


(1) Trustees not entitled to compensation are not included in the table.



(2) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.



TRUSTEE OWNERSHIP OF SECURITIES OF THE FUND AND OTHER FUNDS IN THE FUND COMPLEX



    The Fund is newly organized and has no operating history. Thus, the Trustees of the Fund do not own any securities of the Fund. The Trustees of the Fund do not own any securities of the other fund in the fund complex as of the date of this SAI.


INDEMNIFICATION OF OFFICERS AND TRUSTEES; LIMITATIONS ON LIABILITY


    The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.


INVESTMENT ADVISORY AGREEMENT


    Claymore Advisors, LLC acts as the Fund's investment adviser pursuant to a investment advisory agreement with the Fund (the "Investment Advisory Agreement"). The Investment Adviser, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Investment Adviser, the investments of the Fund. The Investment Adviser also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund.



    Under the terms of the Investment Advisory Agreement, subject to such policies as the Trustees may determine, the Investment Adviser, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objective, policies and restrictions: provided that, so long as the Investment Sub-Adviser serve as sub-adviser for the Fund, the Investment Adviser's obligation under the Investment Advisory Agreement with respect to the Fund includes, subject always to the control of the Board of Trustees, to oversee the Investment Sub-Adviser in their day-to-day portfolio management of the Equity and Income Securities Portfolio of the Fund and to make periodic determinations as to how the Fund's assets should be allocated for investment among the Investment Adviser and the Investment Sub-Adviser.

    As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to .70% of the Fund's average daily total assets (including the assets attributable to the proceeds from any Financial Leverage) minus liabilities (other than liabilities related to any Financial Leverage) (the "Managed Assets"). The liquidation preference of the Preferred Shares, if any, is not a liability. Under the terms of the investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") between the Investment Adviser and the Investment Sub-Adviser, the Investment Adviser pays to the Investment Sub-Adviser monthly a fee at the annual rate of .42% of the Fund's average daily total managed assets attributable to the Equity and Income Securities Portfolio. To the extent the Investment Adviser is obligated to pay one or more of the underwriters in this offering, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, amounts representing additional compensation as described under the caption "Underwriting" in the Prospectus, the Investment Sub-Adviser shall be responsible for 34% of such compensation (aside from sales commission payable by the Fund) where such additional payments have been agreed to by the Investment Adviser and the Investment Sub-Adviser. Pursuant to an agreement between the Investment Adviser and the Investment Sub-Adviser, in the event that the Investment Sub-Adviser is terminated for any reason, other than for fraud or gross negligence, the Investment Adviser (and not the Fund) will pay to the Investment Sub-Adviser a lump sum payment equal to the greater of (i) the amount paid to the Investment Sub-Adviser for the 12 months preceeding such termination or (ii) .189% of the Fund's Managed Assets as of the date of termination in either case subject to adjustment as agreed by the parties to such agreement.



    The Investment Advisory Agreement was approved by the sole shareholder of the Fund and was approved by the trustees of the Fund (including the trustees who are not "interested persons" of the Fund or the Investment Adviser) prior to the date of this SAI. Pursuant to its terms, the Investment Advisory Agreement continues until two years from the commencement of the Fund's investment operations and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.


    The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as the investment manager of the Fund, the Fund will change its name to one not including "Claymore."

INVESTMENT SUB-ADVISORY AGREEMENT


    The Investment Sub-Adviser acts as the Fund's sub-investment adviser for the Fund's assets allocated for investment in the Equity and Income Securities Portfolio pursuant to the Investment Sub-Advisory Agreement with the Investment Adviser. Under the terms of the Investment Sub-Advisory Agreement, subject always to the control of the Board of Trustees and the supervision of the Investment Adviser, the Investment Sub-Adviser's obligation is to furnish continuously an investment program for the Equity and Income Securities Portfolio of the Fund, to make investment decisions with respect to the Equity and Income Securities Portfolio on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments in the Equity and Income Securities Portfolio for the Fund.

    The Investment Sub-Adviser manages the Fund's assets specifically allocated to the Equity and Income Securities Portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser.


    The Investment Sub-Advisory Agreement was approved by the sole shareholder of the Fund and was approved by the Trustees of the Fund (including the Trustees who are not "interested persons" of the Fund, the Investment Adviser or the Investment Sub-Adviser) prior to the date of this SAI. Pursuant to its terms, the Investment Sub-Advisory Agreement continues until two years from the commencement of the Fund's investment operations and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.


    The Investment Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Sub-Advisory Agreement, the Fund has agreed that the name "TS&W" is the Investment Sub-Adviser's property, and that in the event the Investment Sub-Adviser ceases to act as the sub-adviser of the Equity and Income Securities Portfolio of the Fund, the Fund will change its name to one not including "TS&W."


APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT



    In approving the Investment Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by the Investment Adviser. The Board of Trustees, including the non-interested trustees, met with representatives of the Investment Adviser and the Investment Sub-Adviser, who described the Fund's investment objective and policies and discussed the Fund's target portfolio, as described in the Prospectus. Vincent Giordano, portfolio manager for the Investment Adviser, informed the Board of Trustees of his extensive 24 years of experience with municipal securities investing at Merrill Lynch Investment Management. Mr. Giordano explained the capabilities of his portfolio team, including Roberto Roffo, who, in his previous experience, managed over $4 billion of leveraged municipal bond funds, and Charles Noona and George Gregoria, who each have over 30 years of experience with municipal securities. Mr. Giordano discussed with the Board of Trustees the team's process of sector analysis and yield spread analysis in selecting securities for investment. In addition to considering this information, the Board of Trustees also considered the portfolio management team's weekly investment committee meetings where the team will discuss the current market situation and recommendations for investments. In addition, the Board of Trustees inquired about the portfolio management team's monitoring system and discussed with Mr. Giordano the benefits of the team's internal Bloomberg system, its Charles River system and its own monitoring system to monitor the Fund's municipal securities investments.



    In addition to discussing the abilities and processes of the portfolio management team, the Board of Trustees also reviewed the experience of the Investment Adviser as investment adviser to one other closed-end investment company, its affiliated entity's experience as a shareholder servicing agent to various closed-end investment companies and its relationships with specialists, including Merrill Lynch,

Pierce, Fenner & Smith Incorporated. In this review, the Board of Trustees looked at the Investment Adviser's Form ADV, latest financial information and current organizational chart. As part of its analysis of the Investment Adviser, the Board of Trustees also considered the personnel of the Investment Adviser who will be responsible for compliance, investment advisory oversight and the performance monitoring of the portfolio management teams of the Investment Adviser and the Investment Sub-Adviser. Particularly in light of the previous experience of these personnel in performing similar tasks, the Board of Trustees concluded that the Investment Adviser's personnel and portfolio management team are well qualified to serve the Fund in the functions proposed.



    Prior to approving the proposed investment advisory fee, the Board of Trustees reviewed and discussed with the Investment Adviser materials prepared and distributed in advance by the Investment Adviser regarding the comparability of the proposed investment advisory fee with the fees of similar investment companies. For comparison, the Board of Trustees was presented with a fee from
(i) the only other closed-end investment company known by the Investment Adviser to have the same investment objective and policies as the Fund and (ii) three open-end investment companies with a similar investment objective and policies. The average investment advisory fee for this group, excluding one fund that the Investment Adviser believes to have an anomalistic investment advisory fee, is ..78%. Further, the Board of Trustees reviewed the investment advisory fees of several closed-end municipal funds and as well as closed-end equity and income funds that the Investment Adviser believes to be respectively representative. The Investment Adviser also presented an average of each of these investment advisory fees, which is as follows: (i) closed-end municipal funds: .56% and
(ii) closed-end equity and income funds: .90%. The Investment Adviser also presented to the Board of Trustees the average of the investment advisory fees of these closed-end municipal funds weighted in the same proportion that the Fund's assets will be invested in municipal securities (46%) added to the average of the closed-end equity and income funds weighted in the same proportion that the Fund's assets will be invested in equity and income securities (54%). This average is .752%.



    In addition, the Investment Adviser presented to the Board of Trustees the total expense ratios for the same representative sample of closed-end and open-end funds. Excluding 12b-1 fees for all open-end funds and also excluding the anomalistic fund discussed previously, the average total expense ratio for the representative sample is 1.16%, compared with the proposed estimated total expense ratio for the Fund of .90%. The Board of Trustees, after reviewing the totality of the information presented, including the investment advisory oversight role of the Investment Adviser, its compliance oversight, its day-to-day portfolio management of the Fund's municipal securities investments, and its monitoring of the Fund's entire portfolio, concluded that the proposed investment advisory fee of .70% is fair and reasonable for the Fund and that the Investment Advisory Agreement is in the best interests of the Fund and its shareholders.



    The Trustees who are not interested persons of the Investment Adviser or the Investment Sub-Adviser met separately with their independent counsel to discuss their fiduciary responsibilities in general and also with respect to the approval of investment advisory agreements. In their discussion and review of the Investment Advisory Agreement, the non-interested Trustees discussed the proposed investment advisory fees, the proposed allocation of that fee among the Investment Adviser and the Investment Sub-Adviser, the services to be provided by the Investment Adviser, the personnel and experience of the Investment Adviser and the oversight role of the Investment Adviser. Based on this review, the non-interested Trustees also concluded that the proposed investment advisory fee is fair and reasonable for the Fund and that the Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT



    In approving the Investment Sub-Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by the Investment Sub-Adviser. The Board of Trustees, including the non-interested Trustees, met with representatives of the Investment Adviser and the Investment Sub-Adviser, who described the Fund's investment objective and policies and discussed the Fund's target portfolio, as described in the Prospectus. Paul Ferwerda, portfolio manager for the Investment Sub-Adviser, discussed with the Board of Trustees his experience, his education and his position as a chartered financial analyst. Mr. Ferwerda discussed TS&W operating as an Investment Adviser for 34 years, its current management of $4.5 billion in assets and its specialization in domestic large and small capitalization equity investments and fixed income investments. Mr. Ferwerda also informed the Board of Trustees that key investment personnel are under contract with the Investment Sub-Adviser. Further, Mr. Ferwerda discussed the philosophy of the Investment Sub-Adviser's team, which focuses on a value oriented style overall and is based on fundamental security analysis and a disciplined approach to stock selection.



    In evaluating the fees to be paid by the Investment Adviser to the Investment Sub-Adviser, the Board of Trustees discussed with the Investment Sub-Adviser the fees that it typically receives in similar circumstances, which the Investment Sub-Adviser said were comparable to the fees proposed to be received from the Investment Adviser for its services to the Fund.



    The Trustees who are not interested persons of the Investment Adviser or the Investment Sub-Adviser met separately with their independent counsel to discuss their fiduciary responsibilities in general and also with respect to the approval of investment advisory agreements. In their discussion and review of the Investment Sub-Advisory Agreement, the non-interested Trustees discussed the allocation of the proposed investment advisory fee between the Investment Adviser and the Investment Sub-Adviser, the services to be provided by the Investment Sub-Adviser and the personnel and experience of the Investment Sub-Adviser. The Board of Trustees, including the non-interested Trustees, after reviewing the totality of the information presented, including the day-to-day portfolio management of the Fund's equity and income securities investments and the experience and philosophy of the Investment Sub-Adviser's team, concluded that the Investment Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Based on this review, the non-interested Trustees also concluded that the proposed investment sub-advisory fee is fair and reasonable for the Fund and that the Investment Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.


                             PORTFOLIO TRANSACTIONS

    Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser, with respect to the assets allocated to the Municipal Securities Portfolio, and the Investment Sub-Adviser, with respect to the assets allocated to the Equity and Income Securities Portfolio, are responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser and Investment Sub-Adviser seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser and the Investment Sub-Adviser generally seek reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

    Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser, the Investment Sub-Adviser or their affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser and the Investment Sub-Adviser under the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, respectively, and the expenses of the Investment Adviser and the Investment Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and the Investment Sub-Adviser and their affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser or the Investment Sub-Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and the Investment Sub-Adviser and their affiliates by brokers and dealers through whom other clients of the Investment Adviser and the Investment Sub-Adviser and their affiliates effect securities transactions may be useful to the Investment Adviser or the Investment Sub-Adviser in providing services to the Fund.

    Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and the Investment Sub-Adviser and their affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and Investment Sub-Adviser and their affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

                               PORTFOLIO TURNOVER

    Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund anticipates that its annual portfolio turnover rate will be less than 100%.

                                    TAXATION

TAXATION OF THE FUND


    The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of Common Shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this

SAI, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.


    The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income of the Fund, including net capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (E.G., partnerships or trusts) will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

    If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year, the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

    Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the Fund's distributions will be sufficient to avoid entirely this tax.

TAXATION OF SHAREHOLDERS


    Commencing within approximately 90 days from the date of the filing of the Prospectus, the Fund intends to declare a dividend from all or a portion of its net investment income monthly. The Fund intends to distribute any net short- and long-term capital gains at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

    The Fund intends to invest a significant portion of its assets in municipal securities so that it will be permitted to pay "exempt-interest dividends" as defined under applicable U.S. federal income tax law. The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt "exempt-interest dividends" to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, I.E., obligations described in Section 103(a) of the Code. That part of the Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual percentage of tax-exempt income earned by the Fund during any particular month. That portion of the Fund's dividends and distributions not designated as tax-exempt will be taxable as described below.


    A portion of the Fund's expenditures that would otherwise be deductible will not be allowed as deductions by reason of the Fund's investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund's aggregate expenses as the percentage of the Fund's aggregate income that constitutes exempt interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount.


    Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users.

    Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

    In accordance with its investment objective, the Fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with its investment objective. In addition to investing in equity securities that pay tax-qualified dividends, the Fund may also invest a portion of its portfolio in debt and equity securities, the income on which is taxable at ordinary income tax rates, and may engage in transactions generating gain or income which is not tax-exempt, E.G., sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into swaps, options and futures transactions. The Fund's distributions from such gain or income will not be "exempt-interest dividends", as described above, and accordingly will be taxable to shareholders.

    Unless a shareholder is ineligible to participate or elects otherwise, all distributions from the Fund will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends, other than exempt-interest dividends, generally are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.


    Dividend income distributed to individual shareholders may qualify for such maximum 15% tax rate to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11) of the Code from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income.


    In the case of securities lending transactions, payments in lieu of dividends are not tax-qualified dividends, and dividends received by the Fund from REITs are qualified dividends only in limited circumstances. Dividends distributed to shareholders attributable to income from such investments and from the Fund's investments in debt securities or any other investments that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income, unless 95% or more the Fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the Fund, in which case all dividends attributable to such gross income will be taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if certain holding period and other requirements are met. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.


    A dividend paid by the Fund to a common shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Although current law only provides a 120-day period for holding such stock, a proposed technical correction to the law would extend such period to 121-days. The Treasury Department and the Internal Revenue Service have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax returns.



    Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things,
(i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (which, as discussed above, will reduce the amount of exempt-interest dividends that the Fund may pay), (ii) convert tax-advantaged income into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.


    Dividends received by the Fund from U.S. corporations in respect of any share of stock that has been held for a requisite holding period in an unleveraged position and that are distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet a minimum holding period requirement with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

    A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.


    Distributions to shareholders in the form of additional Fund shares may be tax-exempt or taxable as described above. In the case of newly issued shares of the Fund (I.E., when there is a market premium), the amount of the distribution and the basis for federal income tax purposes of the shares to the shareholders will be equal to the fair market value of the shares on the distribution date. In the case of shares acquired through open market purchases (I.E., when there is a market discount), the amount of the distribution and the basis to shareholders will be equal to the cash they would have received had they elected to receive cash.



    If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) to claim refunds to the extent the credit exceeds such liabilities.



    Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% federal excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.


    If the Fund acquires any equity interest (generally including not only stock but also, under Treasury regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

    If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt interest, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

    The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.


    If the Fund utilizes leverage through borrowing or issuing preferred shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a limitation or suspension or limitation could prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company under the Code and/or might subject the Fund to the nondeductible 4% federal excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.


    For U.S. federal income tax purposes, the Fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and are not expected to be distributed as such to shareholders.

    At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

    Sales and other dispositions of Fund shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.

    In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. If shares are sold after tax-exempt income is accrued but before it is paid as a dividend, the sales price generally will reflect the accrued income, which will increase the taxable gain (or reduce the loss) on the sale, even though the income would have been exempt from tax if distributed as a dividend prior to the sale.

    Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

    If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the IRS were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

    Options written or purchased and futures contracts entered into by the Fund on certain securities or indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

    The exclusion from gross income of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exclusion under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the Fund makes no commitment to seek to satisfy. However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exclusion from gross income, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.


    The federal income tax treatment of the Fund's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the Fund, the timing or character of income recognized by the Fund could be affected, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.


    The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that shareholders would not be entitled to any deduction or credit for such taxes on their own tax returns.

BACKUP WITHHOLDINGS

    Federal law requires that the Fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the Fund reasonably estimates that at least 95% of its dividends paid or treated as paid during such year are exempt-interest dividends.

    The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.


                              GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

    The Depository Trust Company ("DTC") will act as securities depository for the Common Shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

    DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

    Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

    DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

    Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

    Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

    DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

INDEPENDENT ACCOUNTANTS


    Ernst & Young LLP serves as auditor of the Fund and will annually render an opinion on the financial statements of the Fund.


                                 CODE OF ETHICS


    The Fund, the Investment Adviser and Investment Sub-Adviser each have adopted a code of ethics. The code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Investment Sub-Adviser and their affiliates, as applicable. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the codes of ethics. The codes of ethics of the Fund, the Investment Adviser and the Investment Sub-Adviser are on file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., that information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S CORPORATION

    A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

    An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA  Debt rated "AAA" has the highest rating assigned by S&P.
     Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

    Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies;
     certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal
     Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

------------

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal
     Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

PREFERRED SECURITIES

AAA This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

    A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

    The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa   Bonds are judged to be of high quality by all standards.
     Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds considered medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C

       Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

    Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

    Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1  This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3  This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4  This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

--Leading market positions in well-established industries.

--High rates of return on Funds employed.

--Conservative capitalization structures with moderate reliance on debt and ample asset protection.

--Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

--Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED SECURITIES RATINGS

aaa Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.
     Uncertainty of position characterizes preferred stocks in this class.

                                   APPENDIX B



                             CLAYMORE ADVISORS, LLC


                       PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

    INTRODUCTION


    Claymore Advisors, LLC (the "Adviser") is adopting these proxy voting policies and procedures (the "Policies and Procedures") in order to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and its associated recordkeeping requirements.


    The Policies and Procedures apply to those client accounts (i) that contain voting securities; and (ii) for which the Adviser has authority to vote client proxies. The Policies and Procedures will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. Other, similar rights such as consent rights shall be evaluated on a case by case basis.

    Pursuant to the Policies and Procedures and its fiduciary duties, the Adviser will vote client proxies as part of its authority to manage, acquire and dispose of account assets. When voting proxies for client accounts, the Adviser's primary objective is to make voting decisions solely in the best interests of clients and beneficiaries and participants of benefits plans for which we manage assets. In fulfilling its obligations to clients, the Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Adviser with a statement of proxy voting policy. In these situations, the Adviser seeks to comply with such policy to the extent it would not be inconsistent with applicable regulation or the fiduciary responsibility of the Adviser.

    DUTY TO VOTE PROXIES

    The Adviser acknowledges that it is part of its fiduciary duty to its clients to vote client proxies, except in cases in which the cost of doing so, in the opinion of the Adviser, would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on the Adviser's ability to vote such proxies. The logistical problems include, but are not limited to:
(i) proxy statements and ballots being written in a language other than English,
(ii) untimely and/or inadequate notice of shareholder meetings,
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the Adviser's voting instructions. Accordingly, the Adviser may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-US company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Adviser believes its clients will derive by voting on the company's proposal, the Adviser may decide not to attempt to vote at the meeting.

    MATERIAL CONFLICTS

    The Adviser will vote its clients' proxies in the best interests of its clients and not its own. In voting client proxies, the Adviser will avoid material conflicts of interests between the interests of the Adviser and its affiliates on the one hand and the interests of its clients on the other. The Adviser recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders. Notwithstanding the above categories, the Adviser understands that the determination of whether a "material conflict" exists depends on all of the facts and circumstances of the particular situation. The Adviser acknowledges the existence of a relationship of the type discussed above, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote, is sufficient for a material conflict to exist.

II.  GENERAL PROXY VOTING GUIDELINES

    It is the policy of the Adviser in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients. To ensure consistency in voting proxies on behalf of its clients, the Adviser utilizes the proxy voting guidelines (the "Proxy Voting Guidelines") set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues

    MANAGEMENT PROPOSALS:

    The following management sponsored proposals are often voted in support of management.

/ /        Selection or ratification of auditors

/ / Approval of financial statements, director and auditor reports

/ /        Election of Directors

/ / Limiting Directors' liability and broadening indemnification of Directors

/ / Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated
           Directors

/ / Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

/ / Recommendations to set retirement ages or require specific levels of stock ownership by Directors

/ /        General updating/corrective amendments to the charter

/ /        Elimination of cumulative voting

/ /        Elimination of preemptive rights

/ / Provisions for confidential voting and independent tabulation of voting results

/ / Proposals related to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting"

/ / Capitalization changes which eliminate other classes of stock and voting rights

/ / Proposals to increase the authorization of existing classes of stock if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 10% of shares currently authorized and at least 10% of the new authorization will be outstanding

/ / Proposals to create a new class of preferred stock or for issuances of preferred stock up to 10% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

/ / Proposals for share repurchase plans, unless it appears that a repurchase plan lacks a bona fide business purpose

/ / Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose

/ / Proposals to effect stock splits unless such a split would be contrary to shareholders' best interests

/ / Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases

/ / Director fees unless the amounts are excessive relative to other companies in the country or industry

/ / Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees

/ / Establishment of Employee Stock Option Plans and other employee ownership plans

/ / Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

/ / Adoption of anti-greenmail provisions provided that the proposal (a) defines greenmail, (b) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders, and (c) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

    The following proposals are often voted against, notwithstanding management support:

/ / Capitalization changes which add classes of stock which substantially dilute the voting interests of existing shareholders

/ / Proposals to increase the authorized number of shares of existing classes of stock which carry preemptive rights or super voting rights

/ /        Creation of blank check preferred stock

/ / Changes in capitalization by 5% or more where management does not offer an appropriate rationale or where it is contrary to the best interests of existing shareholders

/ / Compensation proposals that allow for discounted stock options which have not been offered to employees in general

/ / Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

/ / Anti-takeover and related provision that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers

/ / Shareholders rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

/ / Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions

/ /        Proposals to indemnify auditors

    The following types of proposals are often voted on a case-by-case basis:

/ / Mergers, acquisitions and other special corporate transactions (I.E., takeovers, spin- offs, sales of assets, reorganizations, restructurings and recapitalizations)

/ / Executive/Director stock option plans. Generally, the stock option plans should meet the following criteria:
           (i) whether the stock option plan is incentive based;
           (ii) for mature companies, should be no more than 5% of the issued capital at the time of approval; and (iii) for growth companies, should be no more than 10% of the issued capital at the time of approval

/ /        Proposals requiring shareholder ratification of poison pills

    SHAREHOLDER PROPOSALS:

    The following shareholder proposals are often supported:

/ / Requiring Auditors to attend the annual meeting of shareholders

/ / Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

    The following shareholder proposals are often determined on a case-by-case basis:

/ /        Proposals which limit tenure of directors

/ /        Proposals to limit golden parachutes

/ / Proposals requiring directors to own large amounts of stock to be eligible for election

/ /        Restoring cumulative voting in the election of directors

/ / Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors

/ / Proposals which request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

/ / Proposals which limit retirement benefits or executive compensation

/ / Requiring shareholder approval for Bylaw or charter amendments

/ / Requiring shareholder approval for shareholder rights plan or poison pill

/ /        Requiring shareholder approval of golden parachutes

/ /        Confidential voting

/ /        Elimination of certain anti-takeover related provisions

/ /        Reduction or elimination of supermajority vote requirements

/ /        Prohibit payment of greenmail

    The following shareholder proposals are often not supported:

/ / Requirements that the issuer prepare reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders

/ / Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact to the shareholders

/ / Proposals which require inappropriate endorsements or corporate actions.

III.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

    PROXY REVIEW COMMITTEE

    The Adviser's Proxy Review Committee (the "Committee") is responsible for creating and implementing the Policies and Procedures and, in that regard, has adopted the general principles and guidelines set forth above in Sections I and
II. Among other things, the Committee is responsible for the following:

    The Committee, consisting of members designated by the Chief Executive Officer, shall establish and review these Policies and Procedures and determine how the Adviser will vote proxies on an ongoing basis.

    The Committee shall have the authority to amend and change the Policies and Procedures and designate voting positions consistent with the objective of maximizing long-term investment returns for the Adviser's clients.

    The Committee shall meet as needed to oversee and address all questions relating to the Adviser's Policies and Procedures, including: (1) general review of proposals being put forth at shareholder meetings of portfolio companies;
(2) adopting changes in the Policies and Procedures; (3) determining whether voting on matters in the manner favored by the Adviser are "material" conflicts of interests within the meaning of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended; (4) determining how to vote matters for which specific direction has not been provided the Proxy Voting Guidelines (I.E. "case by case" matters) or are otherwise not covered by the Proxy Voting Guidelines (collectively, "Discretionary Proposals"); (5) determining whether to override the Proxy Voting Guidelines with respect to any proxy vote; and (6) designating a compliance officer (the "Compliance Officer") to implement the Operating Procedures set forth in Part B of this Section III.

    The Committee will periodically review the Proxy Voting Guidelines to determine if they are current and consistent with the Adviser's policy and will make appropriate changes as needed.

    OPERATING PROCEDURES

    The following operating procedures are intended to ensure that the Adviser satisfies its proxy voting obligations:

    The Compliance Officer will review all new client accounts to determine whether (i) the account contains voting securities and (ii) the client has delegated proxy voting authorization to the Adviser in the investment advisory agreement or (iii) the client has otherwise provided specific voting instructions. Any questions regarding whether or not a security is a "voting" security or whether voting authority has been delegated by a client will be directed to the General Counsel of the Adviser.

    The Compliance Officer will receive proxy materials and ballots and reconcile these materials with holdings in client accounts at least once monthly.

    The Compliance Officer will compile and review the matters to be voted on, at least once monthly, and determine: (i) which matters are to be voted in accordance with the Proxy Voting Guidelines (a

"Pre-Determined Matter"); and (ii) which matters are Discretionary Matters and
(iii) which matters are to be voted pursuant to the instructions of clients (a "Directed Matter"). Any questions regarding whether a matter is a Pre-Determined Matter, a Discretionary Matter or a Directed Matter will be directed to the General Counsel of the Adviser.

    For all Discretionary Matters, the Compliance Officer shall screen the matter and make a preliminary determination regarding whether the matter presents a potential material conflict of interest between the interests of the Adviser and its affiliates on the one hand and the Adviser's client on the other.

       In order to determine whether a Discretionary Matter poses a potential material conflict of interest, the Compliance Officer shall compile and maintain a list of the following as applicable:

    all issuers for which the Adviser or its affiliates manages assets;

    all issuers for which the Adviser or its affiliates administers employee benefit plans;

    all issuers for which the Adviser or its affiliates brokerage, underwriting or insurance;

    any issuer for which the Adviser or its affiliates is soliciting the provision of services enumerated in (a), (b) and (c);

    any other issuer with which the Adviser or its affiliates or its senior officers has a material business relationship; and

    any employee group for which the Adviser manages money;

       This list, which the Compliance Officer shall update at least quarterly, shall be known as the "Master Conflicts List."

       The Compliance Officer shall screen the issuer, employee group or any other material related party ("Material Parties") involved in the Discretionary Matter against the Master Conflicts List and develop a list of potential conflicts ("Potential Conflicts List").

    For each Discretionary Matter, the Compliance Officer shall solicit written reports from portfolio managers, investment personnel, analysts and other employees of the adviser who may have an investment or other professional interest in the Discretionary Matter. The Compliance Officer shall compile these reports in an "Advisory Report."

    The Compliance Officer shall present each meeting of the Committee with:
(i) a list of all Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines; (ii) a list of all Discretionary Matters; (iii) a list of all Directed Matters to be voted in accordance with client instructions
(iv) the Potential Conflicts List; and (v) any Advisory Reports.

    The Committee shall meet quarterly. The Committee shall review and approve the list of Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines and the list of all Directed Matters to be voted in accordance with client instructions. For each Discretionary Matter presented, the Committee will determine: (i) the manner in which to vote on the proxy and, (ii) whether the manner in which the Committee has determined to vote the proxy would, under the facts and circumstances, create a material conflict of interest between the interests of the Adviser and its affiliates on the one hand and the Adviser's clients on the other. In making the finding required in (ii) above, the Committee shall consider the Potential Conflicts List and any other material relationship known to the Committee between the Adviser and its affiliates and the Material Parties.

       If the Proxy Review Committee determines that with respect to any Discretionary Matter that a material conflict of interest exists in voting the Discretionary Matter in the manner favored by the Committee, the Committee shall direct the Compliance Officer to obtain the informed written consent of the affected client (or clients) to the Committee's favored vote. If obtaining such consent from any client is impracticable or undesirable, the Adviser shall vote the client's proxy in accordance with the recommendation of an independent third-party service provider experienced in such matters to be retained by the Adviser on a case-by-case basis, as necessary.

    If any portfolio manager, investment person, or any other employee of the Adviser wishes to vote a proxy with respect to a Pre-Determined Matter in a manner other than that set forth in the Proxy Voting Guidelines (an "Override Matter"), such person shall contact the Compliance Officer. The Compliance Officer shall screen the Override Matter against the Master List and include the results on the Potential Conflicts List. The Compliance Officer shall also solicit an Advisory Report for presentation to the Committee. The Override Matter shall be presented at the next scheduled meeting of the Committee for a determination of: (i) whether the matter should be voted in a manner other than as specified in the Proxy Voting Guidelines; and (ii) whether the manner in which the Committee has determined to vote the proxy would constitute a material conflict of interest. If the Committee determines that a material conflict of interest exists with respect to voting the Override Matter in the manner it favors, the Committee shall direct the Compliance Officer to either: (i) vote the Override Matter in the manner originally prescribed by the Proxy Voting Guidelines; or (ii) obtain the informed written consent of the affected client (or clients) to the Committee's favored vote.

    Directed Matters will be voted in accordance with the instructions of the client.

    The Compliance Officer will ensure that all proxies are voted in accordance with these Procedures and Policies.

    The Compliance Officer may delegate any of his or her functions to a third party proxy voting or other service provider.

    All decisions of the Committee, including all determinations regarding whether or not a material conflict of interest existed with respect to a Discretionary or Override Matter and the basis for such determination, shall be documented in writing and maintained by the Compliance Officer for a period of at least 6 years.

IV.  CLIENT DISCLOSURE POLICIES

    The Adviser will disclose the Policies and Procedures to its clients. The Adviser's disclosure will consist of a "concise summary" of its proxy voting policies and procedures. This disclosure will also tell clients how to get a complete copy of the Adviser's policies and procedures. The Adviser's proxy voting disclosure will be provided to new clients in the Adviser's "brochure" or
Part II to its Form ADV which will be delivered with a letter identifying the presence of the disclosure. The Compliance Officer will provide any client, upon written request, with a tabulation of how such client's proxies were voted by the Adviser.

V.  RECORDKEEPING REQUIREMENTS

    Rule 204-2 under the Advisers Act, as amended, requires that the Adviser retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes it cast on behalf of clients; (iv) records of client requests for proxy voting information, and
(v) any documents prepared by the investment adviser that were material to making a decision how to vote, or that memorialized the basis for the decision. The Adviser will keep all WRITTEN requests from clients and any WRITTEN response from the Adviser (to either a written or an oral request). The Adviser may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   [GRAPHIC]


                              PROXY VOTING POLICY



Thompson, Siegel & Walmsley, Inc. (TS&W) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our "clients"). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:



PROXY VOTING GUIDELINES:



    - Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as:
      Election of Directors and Approval of Independent Auditors.



    - Occasionally, TS&W may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time TS&W will receive and act upon the client's specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.



    - Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W's interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).



PROXY VOTING PROCESS:



For most stocks we use Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.



Upon timely receipt of proxy materials from the client's Custodian or through Proxy Edge:



    - The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout.



    - A Research Associate will review all proposals, vote routine issues and will consult with TS&W's Investment Policy Committee or products managers on non-routine issues.



    - The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.



    - All proxies will be voted solely in the interest of clients.



    - TSW reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.



    - All tender offers are reviewed and treated in a similar manner.



PROXY VOTING RECORDS & REPORTS



    - The proxy information kept by the Proxy Coordinator will include the following: (i) name of the issuer, (ii) the exchange ticker symbol,
      (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how TS&W voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.



    - Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling toll free (800) 697-1056.



     5000 MONUMENT AVENUE, P.O. BOX 6883 - RICHMOND, VIRGINIA 23230-0883 -
                      (804) 353-4500 - FAX (804) 353-0925
                                 WWW.TSW-IC.COM
              REGISTERED UNDER THE INVESTMENT ADVISERS ACT OF 1940

                         REPORT OF INDEPENDENT AUDITORS

                             [TO COME BY AMENDMENT]

                         FINANCIAL STATEMENTS FOR FUND

                             [TO COME BY AMENDMENT]

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements And Exhibits

     (1) Financial Statements

           Part A

           Report of Independent Accountants(2)

           Part B

           Statement of Assets and Liabilities(2)

     (2) Exhibits

         (a)  Agreement and Declaration of Trust of Registrant(2)
         (b)  By-Laws of Registrant(2)
         (c)  Not applicable
         (d)  Form of Specimen Share Certificate(2)
         (e)  Dividend Reinvestment Plan of Registrant(2)
         (f)  Not applicable
         (g) (i) Form of Investment Advisory Agreement between Registrant and Claymore Advisors, LLC (2)
              (ii) Form of Investment Sub-Advisory Agreement between Claymore Advisors, LLC and Thompson, Siegel & Walmsley, Inc.(2)
         (h)  Form of Purchase Agreement(2)
         (i)  Not applicable
         (j)  Form of Custodian Contract(2)
         (k)  Form of Registrar, Transfer Agency and Service Agreement(2)
         (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality(2)
         (m)  Not applicable
         (n)  Consent of Ernst & Young LLP(2)
         (o)  Not applicable
         (p)  Form of Initial Subscription Agreement(2)
         (q)  Not applicable
         (r) Codes of Ethics of the Fund, the Investment Adviser and the Investment Sub-Adviser(2)
         (s)  Power of Attorney (1)

     -------------------
          (1)  Filed herewith

          (2)  To be filed by further amendment.

     Item 25.   Marketing Arrangements

     Reference is made to Exhibit 2(h) to this Registration Statement to be filed by amendment.

     Item 26.   Other Expenses of Issuance and Distribution

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NYSE listing fee
SEC Registration fees
Printing/engraving expenses
Accounting fees
Legal fees
NASD fee
Miscellaneous
         Total


     Item 27.   Persons Controlled by or Under Common Control with Registrant

                [To be Filed by amendment]

     Item 28.

TITLE OF CLASS                              NUMBER OF RECORD SHAREHOLDERS AS OF MARCH 18, 2004
--------------                              --------------------------------------------------
Common shares of beneficial                                            0
interest, par value $0.01 per share


     Item 29.   Indemnification

                [To be Filed by amendment]


     Item 30. Business and Other Connections of the Investment Adviser and the Investment Sub-Adviser


     The Investment Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Manager filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

     The Investment Sub-Adviser, a corporation organized under the laws of Virginia, acts as investment sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-6273).


     Item 31.   Location of Accounts and Records


     The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at 210 North Hale Street, Wheaton, Illinois 60187, in part at the office of the Investment Sub-Adviser at [ ], in part at the offices of the Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent at the Bank of New York, 101 Barclay Street, New York, New York 10216.


     Item 32.   Management Services

          Not applicable.

     Item 33.   Undertakings

1. Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.   Not applicable.

3.   Not applicable.

4.   Not applicable.

5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

     Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES


     As required by the Securities Act of 1933, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton, State of Illinois, on the 19th day of March, 2004.


                                       By: /s/ Nicholas Dalmaso
                                       ------------------------
                                       By: Nicholas Dalmaso, Trustee


     As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 19th day of March, 2004.



       SIGNATURES                                     TITLE
--------------------------                 --------------------------
Principal Executive Officer

  /s/ Nicholas Dalmaso
----------------------
Nicholas Dalmaso
                                           Trustee. Chief Legal and Executive Officer

Principal Financial Officer

 /s/ Steven Hill
----------------------                     Chief Financial Officer, Chief
Steven Hill                                Accounting Officer and Treasurer

Trustees:

 /s/ Robert M. Hanje*
----------------------                     Trustee
  Robert M. Hanje

 /s/ L. Kent More*
----------------------                     Trustee
   L. Kent More

 /s/ Ronald A. Nyberg*
----------------------                     Trustee
   Ronald A. Nyberg

 /s/ Scott F. Powers*
----------------------                     Trustee
   Scott F. Powers

 /s/ Ronald E. Toupin*
----------------------                     Trustee
  Ronald E. Toupin



* Signed by Nicholas Dalmaso pursuant to a power of attorney filed herewith.